Exhibit 10.109
EXECUTION COPY
EXCLUSIVE LICENSE AND COLLABORATION AGREEMENT
     This Exclusive License and Collaboration Agreement (this “Agreement”) is executed as of October 16, 2006, (the “Execution Date”) and effective as of the Effective Date and is entered into by and between Hoffmann-La Roche Inc., a New Jersey corporation located at 340 Kingsland Street, Nutley, New Jersey 07110 (“Roche Nutley”), and F.Hoffmann-La Roche Ltd, a Swiss corporation, with its principal office at Grenzacherstrasse 124, CH-4070 Basel, Switzerland (“Roche Basel”; Roche Nutley and Roche Basel are collectively referred to as “Roche”), on the one hand, and InterMune, Inc., a Delaware corporation with its principal place of business at 3280 Bayshore Boulevard, Brisbane, California 94005 (“InterMune”), on the other hand.
RECITALS:
     WHEREAS, InterMune has developed pharmaceutical compounds, including ITMN-191, and is the owner of, or has the right to license to Roche, certain know how and patent rights;
     WHEREAS, InterMune and Roche wish to collaborate in the research, development, manufacturing and commercialization of products, under the terms and conditions set forth below; and
     WHEREAS, InterMune and Roche desire to enter into this Agreement to exclusively and jointly develop, and commercialize ITMN-191 and to exclusively and jointly discover, research, and to the extent commercially reasonable, develop and commercialize at least one other compound in the agreed upon licensed field globally.
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, Roche and InterMune hereby agree as follows:
ARTICLE 1 — DEFINITIONS
Unless specifically set forth to the contrary in this Agreement, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below.
1.1	“AAA” shall have the meaning ascribed to it in Section 13.6.1 hereof.

1.2	“Act” shall mean, as applicable, the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. §§ 301 et seq., and/or the Public Health Service Act, 42 U.S.C. §§ 262 et seq., as such may be amended from time to time.

1.3	“Additional Compound Notice” shall have the meaning ascribed to it in Section 5.3.3 hereof.

1.4	“Additional Third Party Patent Licenses” shall have the meaning ascribed to it in Section 8.3.3 hereof.
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1.5	“Adjusted Gross Sales” shall mean the amount of gross sales of a Product invoiced by Roche, its Affiliates and its sub-licensees to independent third parties less deductions of returns and [***] (including [***]), rebates [***], [***]), volume (quantity) discounts, taxes (value added or sales taxes, government mandated exceptional taxes and other taxes directly linked to the [***]).

1.6	“Affiliate” shall mean any corporation or non-corporate business entity which controls, is controlled by, or is under common control with a Party to this Agreement. A corporation or non-corporate business entity shall be regarded as in control of another corporation if it owns or directly or indirectly controls at least fifty percent (50%) of the voting stock of the other corporation or such lesser maximum percentage permitted in those jurisdictions where majority ownership by foreign entities is prohibited, or (a) in the absence of the ownership of at least fifty percent (50%) of the voting stock of a corporation, or (b) in the case of a non-corporate business entity, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or non-corporate business entity, as applicable, whether through the ownership or control of voting securities, by contract or otherwise. Anything to the contrary in this paragraph notwithstanding, Genentech, Inc., a Delaware corporation (“Genentech”), and Chugai Pharmaceutical Co., Ltd., a Japanese corporation (“Chugai”), (each, a “Roche Entity”), shall not be deemed an Affiliate of Roche unless Roche provides written notice to InterMune of its desire to include a particular Roche Entity as an Affiliate of Roche. Notwithstanding such written notice, if any Roche Entity does not agree to be bound by the terms and conditions of this Agreement, then such Roche Entity shall have none of the rights and obligations of an Affiliate of Roche under this Agreement. Notwithstanding the preceding provisions, once an entity ceases to be an Affiliate, then such entity shall, without any further action, cease to have any rights, including license and sublicense rights, under this Agreement that it has by reason of being an Affiliate

1.7	“Agreement” shall have the meaning given such term in the preamble to this document.

1.8	“Anticipated First Commercial Sale” shall mean, with respect to a Product, the date projected by Roche as the expected date of First Commercial Sale of such Product in a country.

1.9	“Antitrust Division” shall have the meaning ascribed to it in Section 9.4.1 hereof.

1.10	“[***] Agreement” shall mean that [***], as amended, by and between InterMune and [***], as the same may be amended from time to time.

1.11	“Calendar Quarter” shall mean the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.12	“Calendar Year” shall mean each successive period of twelve (12) months commencing on January 1 and ending on December 31.
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1.13	“Change of Control” shall mean with respect to a Party: (1) the sale of all or substantially all of such Party’s assets; (2) a merger, reorganization or consolidation (other than a reorganization which is effected primarily for tax purposes) involving such Party in which the voting securities of such Party outstanding immediately prior thereto cease to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger, reorganization or consolidation; or (3) a person or entity, or group of persons or entities, acting in concert (other than a trustee or other fiduciary holding securities under an employee benefit plan) acquire more than fifty percent (50%) of the voting equity securities or management control of such Party.

1.14	“[***] License” shall mean that certain [***] by and between InterMune and [***] dated [***], as the same may be amended from time to time.

1.15	“Chronic Toxicology Study” shall mean any toxicology study in any animal model that is longer than thirteen (13) weeks.

1.16	“Chugai” shall have the meaning ascribed to it in Section 1.6 hereof.

1.17	“Claims” shall have the meaning ascribed to it in Section 11.1 hereof.

1.18	“Clinical Trial” shall mean a Phase I Clinical Trial, Phase II Clinical Trial, Phase III Clinical Trial, and/or Phase IV Clinical Trial.

1.19	“Closing Date” shall mean, as the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”) applies to transactions contemplated hereunder, the date of expiration or termination of all applicable waiting periods under the HSR Act.

1.20	“Co-Commercialization” shall mean the joint Commercialization of a Product by the Parties in the Co-Commercialization Country, and “Co-Commercialize” shall have a corresponding meaning.

1.21	“Co-Commercialization Budget” shall mean, as to a Product, the annual budget(s) included in a Co-Commercialization Plan for the Co-Commercialization Country.

1.22	“Co-Commercialization Country” shall mean the United States of America and its possessions and territories, including Puerto Rico.

1.23	“Co-Commercialization Plan” shall mean, as to a Product in the Co-Commercialization Country, the plan for Co-Commercialization, including the related Co-Commercialization Budget, developed and approved by the Joint Development and Commercialization Committee for each Product in the Co-Commercialization Country.

1.24	“Co-Commercialization Profit Split” shall mean, as to a Product in the Co-Commercialization Country, for a Calendar Quarter, (a) [***] for such Product in the Co-Commercialization Country and for such Calendar Quarter less (b) aggregate [***] (as defined in[***] for such Product and for such Calendar Quarter, with the result of such calculation being multiplied by 0.50.
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1.25	“Co-Funded Development” shall mean the joint Development of a Product by the Parties in the Co-Funded Development Territory, and “Co-Develop” shall have a corresponding meaning.

1.26	“Co-Funded Development Budget” shall mean, upon commencement of the first Phase II Clinical Trial, as to a Product, the annual budget(s) for joint Development activities in the Co-Funded Development Territory included in the Co-Funded Development Plan.

1.27	“Co-Funded Development Plan” shall mean, upon commencement of the first Phase II Clinical Trial, as to a Product, the plan for Co-Funded Development, including the related Co-Funded Development Budget, developed and approved by the Joint Development and Commercialization Committee for each Product in the Co-Funded Development Territory.

1.28	“Co-Funded Development Territory” shall mean Europe and the United States of America and its possessions and territories, including Puerto Rico.

1.29	“Code” shall have the meaning ascribed to it in Section 12.4.3 hereof.

1.30	“Collaboration Compound” shall mean any [***] in the Field (together with its salts and esters), other than ITMN-191, which is Controlled by InterMune as of the Effective Date or during the Research Program Term.

1.31	“Collaboration Compound Opt-In” shall have the meaning ascribed to it in Section 4.3.7(a)(iii) hereof.

1.32	“Combination Product” shall mean either a single pharmaceutical formulation containing as its active ingredients both a Licensed Compound and one or more other therapeutically or prophylactically active ingredients, or a combination therapy comprised of a Product and one or more other therapeutically or prophylactically active products priced and sold in a single package containing such multiple products, in each case, in all dosage forms, formulations, presentations, line extensions, and package configurations. All references to Product in this Agreement shall be deemed to include Combination Product.

1.33	“Combination Toxicology Study” shall mean a study conducted in primates to evaluate the safety of a Licensed Compound or Product in combination with one or more other products approved for or in development for the treatment and/or prevention of [***].

1.34	“Commercialize” or “Commercialization” shall mean any and all activities directed to marketing (including any pre-launch marketing activities (including market research and analysis, and health economics) performed prior to First Commercial Sale), promoting, Detailing, distributing, importing, exporting, commercializing, conducting medical affairs activities, offering for sale, having sold and/or selling a Product, including sampling, and conducting Post-Approval Clinical Trials.
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1.35	“Commercially Reasonable Efforts” shall mean that level, caliber and quality of efforts and resources reasonably and normally used in the research, development and commercialization by biopharmaceutical companies (as to [***]) and by pharmaceutical companies (as to [***]) for a product or compound, which is of similar market potential and at a similar stage in its development or product life, taking into account, without limitation, with respect to the Licensed Compounds and Products, issues of safety, efficacy, product profile and proprietary position of the Licensed Compounds and Products, and other relevant scientific, technical, business, marketing, return on investment and other commercial factors. Without limiting the foregoing, (i) Commercially Reasonable Efforts as it applies to the Development of Licensed Compounds hereunder shall mean adherence to the activities and timelines (to the extent adherence to such activities and timelines are controllable by the Party responsible for performing such activities) set forth in the then most current version of the [***], [***] and/or [***], as applicable, and the respective budgets included therein, subject to delays caused by issues of safety and efficacy and other technical and scientific issues that may arise or by any other factor outside of the reasonable control of the responsible Party; and (ii) Commercially Reasonable Efforts as it applies to the Co-Commercialization of Products hereunder shall mean adherence to the activities and timelines (to the extent adherence to such activities and timelines are controllable by the Party responsible for performing such activities) set forth in the then most current version of the Co-Commercialization Plan (and the related budget included therein). Notwithstanding the foregoing, to the extent that the performance of a Party’s responsibilities hereunder is adversely affected by the other Party’s failure to perform its responsibilities hereunder, such Party shall not be deemed to have failed to use its Commercially Reasonable Efforts in performing such responsibilities.

1.36	“Committees” shall have the meaning ascribed to it in Section 3.1 hereof.

1.37	“Competing Pharma Change of Control” shall have the meaning ascribed to it in Section 13.2.2 hereof.

1.38	“Competing Product” shall mean a compound whose [***] results solely from [***], and which is not owned or Controlled by InterMune.

1.39	“Co-Promote” or “Co-Promotion” shall mean the joint promotion of Products by the Parties (or their respective Affiliates) wherein only one Party sells Product in the given country under the same trademark in the Co-Promotion Country pursuant to the applicable Co-Promotion Plan, following the exercise by InterMune of the Co-Promotion Option under Section 4.9.

1.40	“Co-Promotion Country” shall mean the United States of America and its possessions and territories, including Puerto Rico.

1.41	“Co-Promotion Agreement” shall have the meaning ascribed to it in Section 4.9.1 hereof.
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1.42	“Co-Promotion Exercise Date” shall have the meaning ascribed to it in Section 4.9.3 hereof.

1.43	“Co-Promotion Option” shall have the meaning ascribed to it in Section 4.9.1 hereof.

1.44	“Confidential Information” shall mean all non-public or proprietary information, whether in oral, graphic, electronic or any other form or medium including, but not limited to, any: use process, method, raw materials, compound, formulations, clinical data, test results, formulas, models, flow charts, software in various stages of development, source codes, object codes, research and development procedures, marketing and development plans, price lists, pricing policies, business plans, information relating to customers and/or suppliers’ identities, characteristics and agreements, financial information and projections, employee files, technical reports, specifications, drawings, diagrams, research project, work in process, future development, scientific, engineering, manufacturing, processing information, technique, marketing plan, business plan, financial plan, personnel matters relating to the disclosing party, its present or future products, research, process and technology development programs, sales programs, marketing techniques, suppliers, pricing, customers, employees and investors.

1.45	“Contract Year” shall mean the period beginning on the Effective Date and ending on December 31, 2006, and each succeeding twelve (12) month period thereafter during the Term.

1.46	“Control”, “Controls” or “Controlled by” shall mean, with respect to any item of or right under InterMune Patent Rights, Roche Patent Rights, Joint Patent Rights, InterMune Know-How, Roche Know-How or Joint Know-How, the possession of (whether by ownership or license, other than pursuant to this Agreement) the ability of a Party to grant access to, or a license or sublicense of, such items or right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be required hereunder to grant the other Party such access or license or sublicense.

1.47	“Cover” or “Covering” shall mean the making, using, selling, offering for sale, importation or exportation of a Licensed Compound or Product would infringe a Valid Claim but for the licenses granted under this Agreement.

1.48	“Deliverables” shall have the meaning ascribed to it in Section 4.3.3(c) hereof.

1.49	“Detail” shall mean a product presentation consistent with approved product labeling in a face-to-face meeting in an individual or group practice setting, including a hospital setting, between a professional sales representative and a Target Prescriber in which one or more key product benefits are presented in a balanced manner. A Detail does not include a reminder or sample drop. “Detailing” shall mean the act of presenting a Detail.
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1.50	“Develop” or “Development” shall mean (a) activities directly and specifically relating to the pre-clinical and clinical drug development of a Product, including test method development and stability testing, assay development, toxicology, formulation, quality assurance/quality control development, technology transfer, statistical analysis, process development, pharmacokinetic studies, Clinical Trials (including research to design Clinical Trials and develop target product profiles), regulatory affairs, drug safety surveillance activities, and required Marketing Authorizations and (b) any other research and development activities with respect to a Product.

1.51	“Development and Commercialization Exclusivity Period” shall have the meaning ascribed to it in Section 6.2.2 hereof.

1.52	“Development Cost Project Account” shall have the meaning ascribed to it in Section 4.3.7(c).

1.53	“Development Expenses” shall have the meaning set forth in Exhibit A.

1.54	“Development Plan” shall have the meaning ascribed to it in Section 4.3.2 hereof.

1.55	“Dispute” shall have the meaning ascribed to it in Section 13.6.1 hereof.

1.56	“Effective Date” shall mean the later of the Execution Date or, if applicable, the Closing Date.

1.57	“Europe” shall mean Austria, Belgium, Cyprus, Czech Republic, Denmark, Estonia, Germany, Greece, Finland, France, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Poland, Portugal, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey and United Kingdom and such other countries which are included in the European Union after the Effective Date.

1.58	“Event Payment” shall have the meaning ascribed to it in Section 8.2 hereof.

1.59	“Excluded Claim” shall have the meaning ascribed to it in Section 13.6.5 hereof.

1.60	“Executive” shall mean for Roche, the CEO of the Roche Pharmaceuticals Division (or such individual’s designee), and, for InterMune, the Chief Executive Officer of InterMune (or such individual’s designee). If either position is vacant or either position does not exist, then the person having the most nearly equivalent position (or such individual’s designee) shall be deemed to be the Executive Officer of the relevant Party.

1.61	“Field” shall mean the treatment and/or prevention of acute or chronic [***] infection in humans by administering a compound whose [***] results solely from [***].

1.62	“Filing” of an NDA shall mean the acceptance by a Regulatory Authority of an NDA for filing.
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1.63	“First Commercial Sale” shall mean, with respect to any Product, the first sale for end use or consumption of such Product (provided that such Product is one which has received Marketing Authorization in the country) in a country, excluding, however, any sale or other distribution for compassionate use or for use in a Clinical Trial, for test marketing or for compassionate or similar use.

1.64	“First Opt-In Notice” shall have the meaning ascribed to it in Section 5.3.5 hereof.

1.65	“First Opt-In Report” shall have the meaning ascribed to it in Section 5.3.5 hereof.

1.66	“Full-Time Equivalent” or “FTE” shall mean the equivalent of a full-time individual’s work time based upon a total of 1,880 hours per year of scientific, technical or managerial work on the Research Program. The portion of an FTE year devoted by an individual to the Research Program shall be determined by dividing: (a) the number of hours during any twelve-month period devoted by such employee to the Research Program by (b) 1,880.

1.67	“FTC” shall have the meaning ascribed to it in Section 9.4.1 hereof.

1.68	“Gap Period Expenses” shall have the meaning ascribed to it in Section 4.3.7 hereof.

1.69	“Genentech” shall have the meaning ascribed to it in Section 1.6 hereof.

1.70	“Generic Product” means a Third Party product that contains the same Licensed Compound as the active pharmaceutical ingredient and that has received Marketing Authorization for use in a particular indication through an expedited regulatory approval process governing approval of generic pharmaceuticals; provided, however, that Generic Products shall not include Products sold by a Party’s sublicensees or distributors pursuant to this Agreement. For the avoidance of doubt, in the United States, such Generic Product would be set forth in the “Orange Book” (i.e., the APPROVED DRUG PRODUCTS WITH THERAPEUTIC EQUIVALENCE EVALUATIONS published by the U.S. Department of Health and Human Services).

1.71	“HCV” shall mean the hepatitis C virus.

1.72	“HSR Act” shall have the meaning ascribed to it in Section 1.19 hereof.

1.73	“IND” shall mean an Investigational New Drug application, Clinical Study Application, Clinical Trial Exemption, or similar application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in the Territory in conformance with the requirements of such Regulatory Authority.

1.74	“Indemnified Party” shall have the meaning ascribed to it in Section 11.5 hereof.

1.75	“Indemnifying Party” shall have the meaning ascribed to it in Section 11.5 hereof.
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1.76	“Initiates”, “Initiated” or “Initiation” shall mean, with respect to a Clinical Trial, the administration of the first dose by Roche or InterMune to the first volunteer or patient in such Clinical Trial, and, with respect to a Combination Toxicology Study or Chronic Toxicology Study, the administration of the first dose by Roche or InterMune to an animal in such study.

1.77	“InterMune” shall have the meaning given such term in the preamble to this Agreement.

1.78	“InterMune Indemnitees” shall have the meaning ascribed to it in Section 11.2 hereof.

1.79	“InterMune Know-How” shall mean all Confidential Information which is Controlled by InterMune during the term of the Agreement and: (i) is used in the course of performing any activity permitted under this Agreement, or (ii) is proposed by InterMune to be so used; or (iii) is conceived or created by InterMune in connection with or at least partially as a result of activities conducted or disclosures made or received in connection with this Agreement; or (iv) is necessary to make, use, sell, offer to sell, export or import Lead Compound, Licensed Compounds or Products, regardless of whether such Confidential Information was previously created for or applied to a different purpose.

1.80	“InterMune Patent Rights” shall mean any and all patents and patent applications, including those listed on Schedule 1.80, in the Field in the Territory which are Controlled by InterMune during the term of this Agreement which Cover any activity permitted under this Agreement, including, but not limited to, the making, using, selling, offering to sell, exporting or importing Lead Compound, Licensed Compounds or Products. For the purposes of this Agreement, “patents and patent applications” shall be deemed to include certificates of invention and applications for certificates of invention, as well as divisions, continuations, continuations-in-part, reissues, renewals, extensions, supplementary protection certificates, and the like of any such patents and patent applications and foreign equivalents thereof.

1.81	“ITMN-191” shall mean that [***] identified within InterMune as “ITMN-191”, together with its salts and esters, which is hereby designated a Licensed Compound.

1.82	“ITMN-191 Transition Plan” shall have the meaning ascribed to it in Section 4.3.3 hereof, including the related ITMN-191 Transition Plan Budget.

1.83	“ITMN-191 Transition Plan Budget” shall mean, as of the Effective Date, as to ITMN-191, the budget(s) for joint Development activities described in the ITMN-191 Transition Plan as further described in Section 4.3.3.

1.84	“Joint Development and Commercialization Committee” or “JDCC” shall mean the joint development and commercialization committee established for any Co-Funded Development and Co-Commercialization efforts hereunder, as more fully described in Section 3.4.
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1.85	“Joint Finance Committee” or “JFC” shall mean the joint finance committee established in connection with the establishing of a Joint Development and Commercialization Committee or Joint Co-Promotion Committee, as more fully described in Sections 3.1 and 3.5.

1.86	“Joint Know-How” shall mean all Confidential Information which is jointly Controlled by both Parties during the term of the Agreement and is used in the course of performing any activity permitted under this Agreement or is reasonably needed to perform any activity permitted under this Agreement.

1.87	“Joint Patent Rights” shall mean any and all patents and patent applications in the Field in the Territory which are invented jointly during the term of this Agreement by employees of both Parties according to the U.S. laws pertaining to joint inventorship. For the purposes of this Agreement, “patents and patent applications” shall be deemed to include certificates of invention and applications for certificates of invention, as well as divisions, continuations, continuations-in-part, reissues, renewals, extensions, supplementary protection certificates, and the like of any such patents and patent applications and foreign equivalents thereof.

1.88	“Joint Research Committee” or “JRC” shall mean the joint research committee established to facilitate the Research Program as more fully described in Sections 3.1 and 3.3.

1.89	“Joint Steering Committee” or “JSC” shall have the meaning ascribed to it in Section 3.2.

1.90	“Key Tables and Listings” or “KTL” shall mean, with respect to a Clinical Trial, those key tables and listings created from raw datasets from a Clinical Trial.

1.91	“Launch Plan/Budget” shall have the meaning ascribed to in Section 4.4.3(a)(i) hereof.

1.92	“Lead Compound” shall mean any Collaboration Compound which meets the requirements set forth in Schedule 1.92 (as the same may be subsequently amended from time to time by the JRC).

1.93	“Licensed Compound” shall mean (a) ITMN-191 and (b) Collaboration Compounds properly included by [***] under [***] as Licensed Compounds; provided however, [***] may substitute a Lead Compound for an existing Licensed Compound as set forth in this Agreement; provided further there shall not be more than [***] at any time during the Term unless [***] shall have exercised its option to expand the number of Licensed Compounds pursuant to [***].

1.94	“Licensed Compound Claim” shall mean a claim in the InterMune Patent Rights or Joint Patent Rights that Covers a Licensed Compound or formulation or composition thereof or a method of making or using the same, that defines the Licensed Compound (including salts, hydrates, enantiomers, or esters thereof) by particularly naming the
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Licensed Compound or by [***] that is specific to [***] or that is a [***] which [***] explicitly include groups that, if selected, [***]. For purposes of clarity, a claim that sets forth [***] but that has more than [***] is not [***] but a claim dependent thereon reducing the variable substituent groups to no more than [***] is a Licensed Compound Claim to the extent that the structure it defines encompasses the [***] and such dependent claim Covers the [***] or a method of making or using the same.

1.95	“Licensed Compound Payment” shall have the meaning ascribed to it in Section 5.3.3.

1.96	“Loss” shall have the meaning ascribed to it in Section 11.1.

1.97	“[***]” shall mean any cyclic macromolecule in the [***] containing a [***] and optional [***] [***] [***] groups as part of the [***] and supporting the [***] of [***] [***] [***] groups.

1.98	“MAD Study” shall mean the Phase I Clinical Trial [***] originally designed by [***] and subject to modification by the JDCC to evaluate the safety, pharmacokinetics, [***] and [***] of [***] of ITMN-191 in patients with [***].

1.99	“Major European Market” shall mean any one of the following countries: the United Kingdom, France, Germany, Italy, Spain or Europe as an entity (or, for patent purposes, the European Patent Office).

1.100	“Major Market” shall mean each of the United States, Japan and Major European Market.

1.101	“Marketing Authorization” shall mean all approvals necessary from the relevant Regulatory Authority to market and sell a Product in any country (including all applicable pricing and governmental reimbursement approvals to the extent legally required to sell Product in a country).

1.102	“Mechanism of Action” shall have the meaning ascribed to it in Section 6.1.1 hereof.

1.103	“More Advanced Competing Product” shall mean a Competing Product that is in substantially the same or in a more advanced stage of development or commercialization than any Licensed Compound or Product.

1.104	“NDA” shall mean a New Drug Application, Biologics License Application, Worldwide Marketing Application, Marketing Application Authorization, filing pursuant to Section 510(k) of the Act, or similar application or submission for Marketing Authorization of a Product filed with a Regulatory Authority in the Territory to obtain marketing approval to sell commercially a biological, pharmaceutical or diagnostic product in that country or in that group of countries, together with all subsequent submissions, supplements and amendments thereto.

1.105	“Net Sales” shall mean the amount calculated by subtracting from the amount of Adjusted Gross Sales a lump sum deduction of the applicable Sales Related Deductions
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for the territory in which such Adjusted Gross Sales occurred. For purposes of this Section, “Sales Related Deductions” shall mean (a) [***]percent ([***]%) of Adjusted Gross Sales in [***] or (b) [***] percent ([***]%) of Adjusted Gross Sales in the [***]. The Parties acknowledge that such Sales Related Deductions are in lieu of those sales related deductions which are not accounted for within [***] on a product by product basis ([***]).

With respect to sales of Combination Products, Net Sales shall be calculated by multiplying the total Net Sales of such Combination Product by the fraction A/A+B where A is the actual invoice price of the Product in the same dosage amount in the applicable country if sold separately and B is the sum of the actual invoice prices of all other active ingredients or products in the same dosage amount in the Combination Product in the applicable country if sold separately during the applicable quarter. If A or B cannot be determined because values for the Product or the other active ingredients sold alone are not available in a particular country then Roche and InterMune will discuss an appropriate allocation for the fair market value of the Product and other active ingredients in the Combination Product to determine Net Sales for such Combination Product. The deductions set forth in Adjusted Gross Sales shall be applied in calculating Net Sales for a Combination Product.

1.106	“Operating Expenses” shall have the meaning set forth in Exhibit A.

1.107	“Operating Expenses Cost Account” shall have the meaning ascribed to it in Section 4.4.3(c) hereof.

1.108	“Opt-In Option” shall have the meaning ascribed to it in Section 5.3.5 hereof.

1.109	“Opt-Out” shall mean (i) failure by InterMune to exercise a Collaboration Compound Opt-In pursuant to Section 4.3.7(a)(iii), (ii) a deemed Opt-Out pursuant to Section 4.4.3(a)(iii), or (iii) exercise by InterMune of its Opt-Out with respect to ITMN-191 pursuant to Section 4.8.

1.110	“Opt-Out Product” shall mean a Product for which an Opt-Out has occurred.

1.111	“Party” shall mean Roche or InterMune, and “Parties” shall mean Roche and InterMune.

1.112	“Passed Compound” shall mean a compound that falls into at least one of the following: (a) [***] for which [***] under this Agreement is [***] during the [***], whether before or after a determination that such [***] is a [***]; (b) [***] synthesized by or on behalf of [***] under this Agreement but never screened during the [***] to determine if such [***] meet the [***] definition; (c) [***] synthesized by or on behalf of [***] during the [***] which are not [***] by definition; (d) Lead Compounds that are not nominated as a [***]; or (e) [***] that are nominated as a [***], but not subsequently selected by [***] as a [***] pursuant to [***]. For purposes of clarification, a [***] cannot be or have been a [***].
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1.113	“Passive Development” shall mean development activities with any [***] that involve one or more of the following types of support from [***] or a [***]: (i) provision by [***] of [***] to a [***] for use in a [***] to study the [***] of such [***] products with such [***] for the [***] or [***] of [***]; (ii) provision by [***] of [***] input and advice to such [***], solely with respect to the appropriate [***] and [***] of such [***] products in such [***] (including assessment of such [***] product related aspects of proposed designs and protocols of such [***]); or (iii) provision by [***] of [***] support to a [***] for use in a [***] to study the [***] of such [***] products with such [***] for the treatment or prevention of [***], provided that the sole purpose of such [***] support by [***] is to enhance the use of such [***] products with such [***] (for example, by enabling regulatory approval of the [***] use of [***] together with such [***]) and not to directly facilitate further development and approval of such [***] independent of such [***] trial with such [***] products.

1.114	“Phase I Clinical Trial” shall mean the first phase of human clinical trials of a drug required by the FDA or other equivalent regulatory authority to gain evidence of safety in enrollees, as described in 21 C.F.R. Part 312, as it may be amended.

1.115	“Phase II Clinical Trial” shall mean the second phase of human clinical trials of a drug required by the FDA or other equivalent regulatory authority to gain evidence of efficacy in the target population, determine optimal dosage, obtain expanded evidence of safety, as described in 21 C.F.R. Part 312, as it may be amended, and such clinical trial contemplates an interim assessment which could be used to decide whether to initiate a Phase III Clinical Trial in the Field.

1.116	“Phase III Clinical Trial” shall mean the third phase of human clinical trials of a drug required by the FDA or other equivalent regulatory authority to gain evidence of efficacy in the target population and obtain expanded evidence of safety, as described in 21 C.F.R. Part 312, as it may be amended.

1.117	“Phase IV Clinical Trial” shall mean either a post-marketing human clinical trial that would satisfy the requirement of 21 C.F.R. 312.85, as it may be amended, and the foreign equivalent thereof, or any Phase I Clinical Trial, Phase II Clinical Trial or Phase III Clinical Trial required as a condition for the maintenance of the Marketing Authorization of a Product by the relevant Regulatory Authority.

1.118	“Post-Approval Clinical Trial” shall mean any clinical trial in an indication, other than a Clinical Trial, to be conducted after receipt of Marketing Authorization for such indication.

1.119	“Potential [***] Development Candidate” or “PRDC” shall mean any Lead Compound that has been nominated by the [***] or [***] for consideration by [***] as a [***].
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1.120	“Prescriber” shall mean a medical or health care professional authorized to prescribe any medication under the laws of the jurisdiction in which such medical or health care professional is practicing, as mutually agreed by the Parties.

1.121	“Product(s)” shall mean any pharmaceutical preparation containing a Licensed Compound for any and all uses in humans, including any Combination Product.

1.122	“PCT” shall mean the Patent Cooperation Treaty.

1.123	“Regulatory Authority” shall mean any applicable government regulatory authority involved in granting approvals for the manufacturing, marketing, reimbursement and/or pricing of a Product in the Territory, including, in the United States, the United States Food and Drug Administration and any successor governmental authority having substantially the same function.

1.124	“Related Party” shall mean a Party, its Affiliates, and their respective sublicensees (which term does not include distributors), as applicable.

1.125	“Research Exclusivity Period” shall have the meaning ascribed to it in Section 6.1.1.

1.126	“Research Plan” shall have the meaning ascribed to it in Section 2.1 hereof.

1.127	“Research Program” shall mean the research activities undertaken by the Parties as set forth in Article 2 and Schedule 2.1.

1.128	“Research Program Term” shall have the meaning ascribed to it in Section 2.4 hereof.

1.129	“Reverted Compound” shall mean (i) a former [***] that has been [***] with another [***] pursuant to Section [***] or is [***] from [***] under Section [***]; provided that such [***] shall not be deemed a Reverted Compound [***] of the [***]; or (ii) any [***] for which [***] under Section [***](d) or Section [***](c) or for which the [***] has been terminated under Section [***].

1.130	“Right of First Negotiation” shall have the meaning ascribed to it in Section 6.3.2 hereof.

1.131	“Right of First Negotiation Exclusivity Period” shall have the meaning ascribed to it in Section 6.3.2 hereof.

1.132	“Right of First Negotiation Notice” shall have the meaning ascribed to it in Section 6.3.2 hereof.

1.133	“Right of First Negotiation Report” shall have the meaning ascribed to it in Section 6.3.2 hereof.

1.134	“Roche” shall have the meaning given such term in the preamble to this Agreement.
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1.135	“Roche Entity” shall have the meaning ascribed to it in Section 1.6 hereof.

1.136	“Roche Indemnitees” shall have the meaning ascribed to it in Section 11.3 hereof.

1.137	“Roche Know-How” shall mean all Confidential Information which is Controlled by Roche during the term of the Agreement and: (i) is used in the course of performing any activity permitted under this Agreement, or (ii) )is proposed by Roche to be so used; (iii) is conceived or created by Roche in connection with or at least partially as a result of activities conducted or disclosures made or received in connection with this Agreement; or (iv) is necessary to make, use, sell, offer to sell, export or import Lead Compound, Licensed Compounds, Products, Passed Compounds or Reverted Compounds, regardless of whether such Confidential Information was previously created for or applied to a different purpose.

1.138	“Roche Patent Rights” shall mean any and all patents and patent applications in the Field in the Territory which are Controlled by Roche during the term of this Agreement which Cover any activity permitted under this Agreement, all to the extent that the subject matter claimed therein is used in the course of performing any activity permitted under this Agreement, including, but not limited to, the making, using, selling, offering to sell, exporting or importing Lead Compound, Licensed Compounds, Products, Passed Compounds or Reverted Compounds. For the purposes of this Agreement, “patents and patent applications” shall be deemed to include certificates of invention and applications for certificates of invention, as well as divisions, continuations, continuations-in-part, reissues, renewals, extensions, supplementary protection certificates, and the like of any such patents and patent applications and foreign equivalents thereof.

1.139	“ROW Territory” shall mean the Territory excluding the Co-Commercialization Country.

1.140	“Royalty Period” shall have the meaning ascribed to it in Section 8.3.1(b) hereof.

1.141	“SAD Trial” shall mean the Phase I Clinical Trial [***] originally designed by [***] and subject to modification by the [***] to evaluate the safety, tolerability and pharmacokinetics of [***] of ITMN-191 in [***] [***].

1.142	“Second Opt-In Notice” shall have the meaning ascribed to it in Section 5.3.6 hereof.

1.143	“Second Opt-In Report” shall have the meaning ascribed to it in Section 5.3.6 hereof.

1.144	“Sensitive Information” shall have the meaning ascribed to it in Section 13.2.2(c) hereof.

1.145	“Substitution Notice” shall have the meaning ascribed to it in Section 5.3.2 hereof.

1.146	“Target Prescriber” shall mean a Prescriber as a member of the target audience to whom a Detail of Product shall be directed.
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1.147	“Territory” shall mean all of the countries in the world, and their territories and possessions.

1.148	“Third Party” shall mean an entity other than Roche, InterMune and their respective Affiliates.

1.149	“Third Party License” shall mean (a) any of the license agreements set forth on Exhibit B and (b) any license agreement entered into by a Party with a Third Party after the Effective Date that the Parties agree in writing is necessary for the Development or Commercialization of one or more Products in the applicable territory under this Agreement.

1.150	“Third Party License Fees” shall mean license fees, royalties and other amounts payable or paid to any Third Party under a Third Party License after the Effective Date.

1.151	“Transition Plan Deliverables” shall have the meaning ascribed to it in Section 4.3.3(c) hereof.

1.152	“Valid Claim” shall mean a claim in any (i) unexpired and issued patent in the InterMune Patent Rights, Joint Patent Rights or Roche Patent Rights that has not been (a) held permanently revoked, unenforceable or invalid by a final unappealable decision of a court or government agency of competent jurisdiction over such claim or (b) admitted to be invalid or unenforceable through disclaimers, consent decrees or otherwise, or (ii) pending patent application in the InterMune Patent Rights, Joint Patent Rights or Roche Patent Rights that has been on file with the applicable patent office for not more than [***]years and for which there has been [***] to advance to issuance of a patent; provided that such time period shall be tolled during any period of opposition, interference or appeal.

1.153	“Valuation” shall have the meaning ascribed to it in Section 6.3.2(b) hereof.

1.154	“Valuation Price” shall have the meaning ascribed to it in 6.3.2(b) hereof.

1.155	Interpretation.
(a)	Whenever any provision of this Agreement uses the term “including” (or “includes”), such term shall be deemed to mean “including without limitation” and “including but not limited to” (or “includes without limitations” and “includes but is not limited to”) regardless of whether the words “without limitation” or “but not limited to” actually follow the term “including” (or “includes”);

(b)	“Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words shall refer to this Agreement in its entirety and not solely to the particular portion of this Agreement in which any such word is used;
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(c)	All definitions set forth herein shall be deemed applicable whether the words defined are used herein in the singular or the plural;

(d)	Wherever used herein, any pronoun or pronouns shall be deemed to include both the singular and plural and to cover all genders;

(e)	The recitals set forth at the start of this Agreement, along with the Attachments to this Agreement, and the terms and conditions incorporated in such recitals and Attachments shall be deemed integral parts of this Agreement and all references in this Agreement to this Agreement shall encompass such recitals and Attachments and the terms and conditions incorporated in such recitals and Attachments; provided, that in the event of any conflict between the terms and conditions of this Agreement and any terms and conditions set forth in the recitals or Attachments, the terms of this Agreement shall control;

(f)	In the event of any conflict between the terms and conditions of this Agreement and any terms and conditions that may be set forth on any order, invoice, verbal agreement or otherwise, the terms and conditions of this Agreement shall govern;

(g)	The Agreement shall be construed as if both Parties drafted it jointly, and shall not be construed against either Party as principal drafter;

(h)	Unless otherwise provided, all references to Sections, Articles and Schedules in this Agreement are to Sections, Articles and Schedules of and to this Agreement;

(i)	Any reference to any federal, national, state, local or foreign statute or law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise; and

(j)	Wherever used, the word “shall” and the word “will” are each understood to be imperative or mandatory in nature and are interchangeable with one another.
ARTICLE 2 — RESEARCH PROGRAM; EXCHANGE OF INFORMATION

2.1	Conduct of Research. In furtherance of the Research Program, InterMune and Roche have developed and attached hereto an initial overview of the Research Program, which includes the goals and objectives for the Research Program during the Research Program Term as Schedule 2.1 (“Research Plan”). Within ninety (90) days of the Effective Date, the Parties shall prepare a more detailed Research Plan setting forth the objectives, planned tasks, responsibilities of the Parties, and associated timelines, including, subject to Section 2.3, the allocation of InterMune FTEs and Roche FTEs and other Roche resource commitments, under the Research Program. Schedule 2.1 may be further
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revised and amended by the agreement of the Parties (and not by the JRC decision-making process) during the Research Program Term.
2.1.1	InterMune and Roche shall use [***] to proceed with the work set out in the Research Program.

2.1.2	InterMune and Roche each shall conduct the Research Program in good scientific manner and in compliance with all applicable laws, rules and regulations. Each Party shall notify the other in writing of any material deviations from applicable regulatory or legal requirements with respect to work under this Agreement. Each Party hereby certifies that it has not employed or otherwise used and shall not employ and otherwise use in any capacity the services of any person debarred under United States law, including 21 U.S.C. § 335a, in performing any portion of the Research Program.

2.1.3	If animals are used in the Research Program, each Party shall comply with the Animal Welfare Act or any other applicable local, state, national and international laws and regulations relating to the care and use of laboratory animals. Any animals which are used in the course of the Research Program, or products derived from those animals, such as eggs or milk, shall not be used for food purposes, nor shall these animals be used for commercial breeding purposes.
2.2	Research Program: The more detailed Research Plan setting forth the objectives, planned tasks, responsibilities of the Parties, and associated timelines shall reflect, among other things, the following:
(a)	[***] shall be responsible for evaluating Collaboration Compounds up to and including [***]including performing [***]. Collaboration Compounds that meet the Lead Compound criteria will be presented to the [***] as candidates for advancement;

(b)	If [***] decides to further conduct preclinical evaluation of a Lead Compound presented to the [***], then [***] will be responsible for all such subsequent preclinical evaluation through to nomination of the Lead Compound to [***] status, [***].

(c)	Subject to Section 4.2, the [***] shall nominate Lead Compounds to [***] to evaluate as potential Licensed Compounds;

(d)	For Lead Compounds that are advanced to [***] status, [***] will be responsible for all subsequent Development activities; and

(e)	[***] and [***] shall conduct such other activities as the [***] may determine are appropriate, subject to Section 3.3.3(b).

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2.3	FTE Commitments.
2.3.1	For each twelve (12)-month period in the Research Program Term, [***] and [***] shall commit the appropriate number of FTE’s to carry out their respective obligations under the Research Program. The Parties shall ensure that all FTEs and all other of their personnel, employees, and agents involved in the Research Program comply with the confidentiality provisions of this Agreement. For purposes of this Section 2.3, Roche acknowledges that InterMune FTEs include FTEs contracted by InterMune under the [***] to perform funded research, and that unless InterMune, using Commercially Reasonable Efforts, is able to extend the funded research being performed by [***] FTEs under the [***] or execute an agreement with a Third Party contract research organization to assume such research activities comparable to those being performed by [***] FTEs under the [***], then InterMune’s FTE commitment under this Agreement will expire on June 30, 2007, with respect to FTE efforts provided under the [***]; provided, however, that InterMune shall only be required to use [***] to extend the funded research being performed by [***] FTEs under the [***] or execute an agreement with a Third Party contract research organization to perform such comparable research activities if InterMune determines in its sole discretion that doing so is necessary for InterMune to perform its obligations under the Research Plan.
2.4	Research Program Term. Except as otherwise provided herein, the term of the Research Program shall commence on the Effective Date and continue for a period of [***]years, unless earlier terminated pursuant to Section 12.2 (the “Research Program Term”).

2.5	Permitted Subcontractors. Each Party may perform their respective obligations under the Research Program and the Research Plan through one or more Affiliates or Third Party subcontractors, provided that (a) none of the rights of InterMune hereunder are diminished or otherwise adversely affected as a result of Roche’s use of such Affiliates or subcontractors and (b) the Affiliate or subcontractor undertakes obligations of confidentiality and non-use regarding Confidential Information which are substantially the same as those undertaken by the Parties pursuant to Article 7 hereof, which shall be in writing with respect to subcontractors. Both Parties shall remain at all times fully liable for its respective responsibilities under the Research Program.
ARTICLE 3 – COLLABORATION MANAGEMENT AND COMMITTEES
3.1	General. The Parties agree to establish, for the purposes specified herein, a Joint Steering Committee, a Joint Research Committee, a Joint Development and Commercialization Committee and a Joint Finance Committee (collectively, the JSC, the JRC, the JDCC and the JFC shall be referred to herein as the “Committees”). Notwithstanding anything to the contrary contained herein, the Parties acknowledge and agree that none of the Committees shall have the power to amend, modify or waive any of the terms or conditions of this Agreement and that the Agreement can only be

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amended by mutual agreement of the Parties as set forth in Section 13.7. Each Party shall bear its own costs associated with its participation in each of the Committees.
3.1.1	Meetings. Following its establishment, except as set forth in this Article 3, each Committee shall meet in accordance with a schedule established by mutual written agreement of the Parties, with the location for such meetings alternating between InterMune and Roche facilities (or such other location as may be determined by the Committee). Alternatively, each Committee may meet by means of teleconference, videoconference or other similar communications equipment. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend Committee meetings, subject to such representative’s or consultant’s written agreement to comply with confidentiality requirements at least as restrictive as those contained in this Agreement and any additional confidentiality or other requirements as the Committee may reasonably require for attendance.

3.1.2	Voting. Each Committee will take action by unanimous vote with each Party having a single vote, irrespective of the number of representatives a Party has on a Committee. The Parties agree that, in voting on matters as described in this Article 3, it shall be conclusively presumed that each representative voting on behalf of each Party in a Committee has the authority and approval of such member’s respective senior management in casting his or her vote.

3.1.3	Exchange of Information.
(a)	Each Calendar Quarter InterMune and Roche shall provide to the other through their participation in the relevant Committees updates on the work performed under the [***] by or on their behalf, or work performed by or on their behalf in the [***] or [***] of a [***], including, without limitation, [***] of [***] with respect to [***], [***] in the [***] and [***] in the [***].

(b)	Roche and InterMune will, on an ongoing basis through their participation in the relevant Committee(s), identify and notify the other Party of any [***] that constitute Roche or InterMune [***] or Roche or InterMune [***].

(c)	InterMune will, every six (6) months, through its participation in the JRC, share with Roche general, [***] information on InterMune’s [***] program solely for purposes of Roche’s internal planning relating to its Right of First Negotiation set forth in Section 6.3.2.

(d)	With respect to permitted subcontractors under Section 2.5 and permitted sublicensees under Section 4.7, each Party shall keep the other Party informed of [***] and [***] within the appropriate Committee meetings and each Party shall use [***] to add the other

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Party as a third party beneficiary under such [***] or [***], as applicable, and shall update the other Party on whether it was able to do so.

(e)	The Parties will exchange with one another any [***] by such Parties for purposes of the exchange of information during the Committee meetings.
3.1.4	Minutes. Each Committee chair shall designate a recording secretary to prepare written minutes of each Committee meeting and written records of all Committee decisions, whether made at a Committee meeting or otherwise. Such minutes shall provide a description, in reasonable detail, of the discussions at the meeting and a list of any actions, decisions, or determinations approved by the Committee. The Committee chair will distribute draft minutes to all Committee members within ten (10) business days after each meeting for comments and revisions. Minutes will be finalized no later than twenty (20) business days after the meeting to which the minutes pertain. Finalized minutes will be distributed to the Parties after approval of the drafts by the members of the Committee.
3.2	Joint Steering Committee. The Parties shall promptly following the Effective Date establish a JSC, which shall be comprised of up to three (3) representatives from each Party, none of whom may participate as members of any other Committee. These representatives shall maintain ongoing familiarity with the Development and Commercialization and the strategic direction of the collaborative efforts under this Agreement. In addition, the Alliance Managers shall participate in JSC meetings as members. Each Party may change its representatives to the JSC from time to time in its sole discretion, effective upon notice to the other Party of such change.
3.2.1	Meetings. The JSC shall meet at least two (2) times a year in accordance with a schedule established by mutual written agreement of the Parties or as otherwise required.

3.2.2	Chair. The JSC shall be chaired by a representative of [***]. The JSC chair shall have no voting rights or decision-making authority over that vested in any JSC member. The JSC chair shall have responsibility for calling JSC meetings, circulating agendas and meeting minutes, and performing administrative tasks required to assure the efficient operation of the JSC.

3.2.3	Responsibilities. The JSC shall have the following specific responsibilities:
(a)	Facilitate the overall strategic direction of the activities under this Agreement, including Co-Funded Development, Co-Commercialization or Co-Promotion, as the case may be, and [***] input into strategic elements of [***] of ITMN-191, and, if additional

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[***] are selected as Licensed Compounds pursuant to the terms of this Agreement, such additional Licensed Compounds;

(b)	In such case where the [***] does not exist or has been disbanded under this Agreement, consider and advise on any [***] provided by [***]; provided that [***] shall have ultimate decision-making authority on changes to the [***] and respective budget;

(c)	Discuss presentations on the compounds covered by this Agreement to be made to [***] decision-making [***], which [***] shall be the [***] and [***] in the case of [***] and the [***] and [***] in the case of [***];

(d)	Oversee the [***] of Confidential Information between the Parties related to Development and Commercialization of the Licensed Compounds, including ensuring [***] from [***] on such Development and Commercialization pursuant to Sections 4.3.7 and 4.4.3; and

(e)	Perform such other functions as the Parties may agree in writing or as otherwise assigned by this Agreement.
3.2.4	Decision-Making. The JSC shall decide [***] on those matters referred to for its decision in Sections 3.3, 3.4, and 3.5.2, unless otherwise agreed upon by the Parties in writing.

3.2.5	Existence. The JSC shall exist throughout the term of this Agreement.
3.3	Joint Research Committee. The Research Program shall be conducted under the direction of the JRC, which shall be comprised of two (2) representatives of Roche and two (2) representatives of InterMune. These representatives shall maintain ongoing familiarity with the Research Program. Each Party may change its representatives to the JRC from time to time in its sole discretion, effective upon notice to the other Party of such change.
3.3.1	Chair. The JRC shall be chaired by a JRC representative of [***]. The JRC chair shall have no voting rights or decision-making authority over that vested in any JRC member. The JRC chair shall have responsibility for calling JRC meetings, circulating agendas and meeting minutes, and performing administrative tasks required to assure the efficient operation of the JRC.

3.3.2	Responsibilities. The JRC shall have the following specific responsibilities:
(a)	Confer regarding the status and progress of the Research Program and the Research Program’s results;

(b)	Discuss the overall strategy for the Research Program;

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(c)	Monitor and assess the status and progress of the Research Program and the Research Program’s research results, including without limitation discuss any updates on [***] efforts;

(d)	Oversee the exchange of Confidential Information under the Research Program between the Parties;

(e)	Discuss presentations and publications proposed to be made by a Party with respect to the Research Program and its results; and

(f)	Consider issues of priority in the Research Program.
3.3.3	Decision-Making. The JRC shall exercise its decision-making authority solely regarding the following matters:
(a)	Adjustments to the [***], including determining the general allocation of InterMune and Roche FTEs dedicated to the [***], consistent with the provisions of Article 2, and providing input into the ongoing [***] efforts necessary for the execution of the Research Plan; and

(b)	Determine which [***] are [***].
If the JRC cannot or does not, after good faith efforts, reach agreement on an issue as to which it has decision-making authority, then the disputed matter shall be referred to the JSC. If the JSC cannot or does not, after good faith efforts, reach agreement on an issue referred to it by the JRC, then the issue will be decided by [***], except with respect to (i) deciding which [***] are either advanced for further [***] or are nominated as [***], in which case [***] will decide the matter; and (ii) adjusting either the number of [***] FTEs committed to the [***] or the allocation of such FTEs, which may not be done without [***] prior written consent.
3.3.4	Existence. The JRC shall exist until the expiration of the Research Program Term.
3.4	Joint Development and Commercialization Committee. The Parties shall establish a JDCC to (i) direct and facilitate a [***] and a [***] suitable to produce a global registration package and (ii) beginning no later than twenty-four (24) months prior to the Anticipated First Commercial Sale of a Product and assuming InterMune has not exercised its Opt-Out, consider and discuss strategic options related to Commercialization and facilitate the development of a Co-Commercialization Plan. The JDCC shall be comprised of up to three (3) representatives of Roche and up to three (3) representatives of InterMune. These representatives shall maintain ongoing familiarity with the development program and strategic options related to Commercialization. Each Party may change its representatives to the JDCC from time to time in its sole discretion,

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effective upon notice to the other Party of such change. The Parties shall jointly determine if separate JDCCs are necessary or appropriate for each Product.
3.4.1	Chair. The JDCC shall be chaired by a representative of [***]. The JDCC chair shall have no voting rights or decision-making authority over that vested in any JDCC member. The JDCC chair shall have responsibility for calling JDCC meetings, circulating agendas and drafting meeting minutes, and performing administrative tasks required to assure the efficient operation of the JDCC.

3.4.2	Responsibilities. The JDCC shall have the following specific responsibilities:
(a)	Discuss and oversee all matters relating to [***] of Products, including trial sizes, CRO’s used, patient populations, protocols, and enrollment;

(b)	Review data relevant to the [***];

(c)	Consider and advise on any technical issues that arise in the [***];

(d)	Consider issues of priority in the [***];

(e)	Review and advise on any budgetary and economic matters relating to the [***];

(f)	Oversee the exchange of Confidential Information between the Parties related to [***] of the applicable Product

(g)	Discuss [***] proposed to be made by a Party with respect to the [***] of the applicable Product and the results thereof;

(h)	Discuss accommodations that allow both Parties to be informed of adverse conditions or events relating to the safety of the Licensed Compound and/or Product in the Field;

(i)	Review [***] progress with respect to Passed Compounds during the period in which [***] may exercise rights under Sections 5.3.5 or 5.3.6;

(j)	Review the Co-Commercialization Plan and strategy in order to coordinate [***] and implementation of [***];

(k)	Prepare the [***] to be provided to [***] pursuant to Section 4.4.3; and

(l)	Following the [***] period covered by the [***] prepare and recommend to the JSC the Co-Commercialization Plan and the related Co-Commercialization budget.

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3.4.3	Decision-Making. The JDCC shall decide [***] on (1) the recommendation of the [***], ITMN-191[***] and the related budgets, (2) the tactical implementation of the approved [***] and ITMN-191[***], (3) the recommendation of a [***] and the related [***], (4) the tactical implementation of the approved [***] and, thereafter, the [***], (5) use of [***] and [***] or other personnel if [***] is providing the same or similar, and (6) overall [***]. If the JDCC cannot or does not, after good faith efforts, reach agreement on (1) a recommendation of a [***], ITMN-191[***] and/or the related budgets, (2) the tactical implementation of the approved [***] and ITMN-191[***], (3) a recommendation of a [***] and/or recommendation of the budget to support such [***], (4) the tactical implementation of the approved [***] and, thereafter, the [***] (5) use of [***] and/or [***] or other personnel or (6) overall [***], then the such matter shall be referred to the JSC. If the JSC cannot or does not, after good faith efforts, reach agreement on such issue referred to it by the JDCC, then the Executives of each Party shall promptly meet and endeavor to come to an agreement in a timely manner. If such Executive mediation does not resolve the issue, then [***] shall decide the matter, except when the matter relates to either the [***], the [***] or the [***] in which case the ITMN-191 [***] shall govern.

3.4.4	Existence. The JDCC shall exist throughout the term of Co-Funded Development and Co-Commercialization under this Agreement.
3.5	Joint Finance Committee. The Parties shall establish a JFC which shall operate under the direction of the JSC to provide services to and consult with the JDCC in order to address the financial, budgetary and accounting issues that arise in connection with the ITMN-191 Transition Plan, Co-Funded Development Plans, Co-Commercialization Plans and updates thereto. Additionally, the JFC will lead the reporting and reconciliation processes outlined in Exhibit A. The JFC shall operate by the procedures set forth in this Section 3.6 and in Section 3.1.
3.5.1	Membership. Each Party shall designate up to two (2) employees of such Party or an Affiliate of such Party. Each Party may replace any or all of its representatives at any time upon prior written notice to the other Party. Such representatives will include individuals with expertise and responsibilities in the areas of accounting, cost allocation, budgeting and financial reporting. Each representative may serve on more than one Committee as appropriate in view of the individual’s expertise.

3.5.2	Decision-Making. It is anticipated that the JFC shall not be responsible for [***], but instead shall be a mechanism to address financial, budgetary and accounting issues.

3.5.3	Meetings. The JFC shall meet as frequently as members of the JSC determine is required (but in no event, less frequently than twice every Calendar Year), on such dates and at such times as agreed to by the Parties.

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3.6	Alliance Manager. Each Party shall appoint an Alliance Manager, who shall serve on as a non-voting member of the JSC in addition to their other duties. Each Alliance Manager shall be responsible for supporting the teams and Committees involved in the activities hereunder by providing a preferred channel of communication between the Parties, ensuring monitoring and continuous improvement of the overall performance of the activities hereunder as well as early identification of opportunities and issues and support for resolution of difficulties within the activities hereunder. Each Party shall notify the other Party as soon as practicable upon the changing of the Alliance Manager.

3.7	Timing of Decision-Making Processes. If a Committee is unable to reach agreement on any issue as to which it has decision-making authority as set forth in this Article 3 and such issue is then to be referred to the JSC, such referral to the JSC shall occur within thirty (30) days of the Committee’s initial consideration of any such issue. If the JSC cannot reach consensus on any issue referred to it for resolution or any issue arising from its own deliberations and any such issue is then to be referred to the Executives, such referral shall occur within ten (10) business days of the JSC’s initial consideration of any such issue. The Executives shall have fifteen (15) business days to agree upon the resolution of any such issue.
ARTICLE 4 — DEVELOPMENT AND COMMERCIALIZATION
4.1	Development Generally. From and after the Effective Date, subject to the terms and conditions of this Agreement, including the Opt-Out and the ITMN-191 [***], [***] shall assume primary responsibility for and conduct a Development program for the Development of Products as guided by the Development Plan, except as otherwise provided in the ITMN-191[***]. In each [***], [***], through itself or an Affiliate, shall use [***] to Develop Licensed Compound(s).

4.2	Selection as Licensed Compounds. [***] shall have the exclusive right to determine whether it wishes to (a) substitute any [***] or [***] as [***] of the [***] permitted Licensed Compounds pursuant to Section [***]; (b) [***] any [***] or [***] as an [***] pursuant to Section [***]; or (c) decline to make any [***] a Licensed Compound. Such determination shall be made in writing to the JRC and [***] during the time periods set forth in Section 5.3, setting forth the option selected, within ninety (90) days of its determination under this Section 4.2.

4.3	Development and Regulatory Matters.
4.3.1	Responsibility for Development. [***] shall have responsibility for the Development of Licensed Compounds and Products within the scope of the rights granted to it and [***] hereunder.

4.3.2	Development Plan. Within ninety (90) days following substitution of or addition of a new Licensed Compound, [***] shall, in accordance with its regular business practices, develop a reasonably detailed [***] suitable to produce a [***] (as amended from time to time, the “Development Plan”).

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The Development Plan shall include a Co-Funded Development Plan (as generated and approved by the JDCC) for activities within the Co-Funded Development Territory, at the appropriate time. [***] shall have the right to amend the Development Plan; provided that the Co-Funded Development Plan may only be amended on the approval of the JDCC. [***] shall promptly provide [***] with a copy of the initial Development Plan and any such amended Development Plan. Upon the mutual written agreement of the Parties, [***] may make available FTEs to assist [***] in any Development activities conducted pursuant to this Agreement and [***] shall grant to [***] any licenses necessary for it to conduct such activities. [***] shall use Commercially Reasonable Efforts to proceed with the work under the [***] and each Party shall use Commercially Reasonable Efforts to proceed with the work under the [***] (as such plans may be amended from time to time in accordance with this Agreement).
4.3.3	ITMN-191 Transition Plan: Within ninety (90) of the Effective Date (as to ITMN-191), the Parties shall, in accordance with its regular business practices, develop a reasonably detailed transition plan (as amended from time to time, the “ITMN-191 Transition Plan”) and a draft Development Plan for ITMN-191. The ITMN-191 Transition Plan shall include all activities until the planned Initiation of the first Phase II Clinical Trial for ITMN-191. The Parties shall have the right to amend the ITMN-191 Transition Plan. Subject to the guidelines set forth below in this Section 4.3.3, the Parties shall each use [***] to proceed with the work under the ITMN-191 Transition Plan. In addition to such other responsibilities which the JDCC or JSC may determine are appropriate with respect to ITMN-191 the Parties agree as follows:
(a)	[***] shall use [***] to proceed with the conduct of the [***] and the [***];

(b)	[***] shall transfer all data and manufacturing Confidential Information (including that obtained by [***] from Third Party contract manufacturing organizations) related to ITMN-191 to [***] no later than sixty (60) days after the Effective Date;

(c)	[***] shall use [***] to deliver a [***] kilogram ([***] Kg) lot of cGMP material (the “Transition Plan Deliverables”) of ITMN-191 by December 31, 2006. After such date, [***] shall be responsible for all aspects of manufacturing of ITMN-191;

(d)	If necessary, [***] and [***] shall work together to develop a plan for the transfer of manufacturing of ITMN-191 to Roche or a Third Party designated by [***];

(e)	[***] shall conduct formulation development of ITMN-191;

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(f)	[***] shall transfer to [***] responsibility for regulatory matters (including appropriate regulatory documents, filings (e.g., any existing INDs) and safety data) with respect to ITMN-191 as soon as is appropriate;

(g)	[***] shall be responsible for all Clinical Trials of ITMN-191, excluding the [***] and the [***], including, but not limited to, [***];

(h)	[***], at its discretion, may conduct site monitoring for the [***] and [***];

(i)	[***] shall conduct the appropriate [***] experiments for the [***]. [***] shall be responsible for [***] experiments after completion of the [***]; and

(j)	Prior to the Effective Date, [***] shall initiate necessary activities to permit the delivery of a [***] kilogram ([***] Kg) lot of [***] or [***] suitable for [***] of ITMN-191 by [***] and a delivery of an additional [***] kilogram ([***] Kg) lot of [***] ITMN-191 by [***].
4.3.4	Clinical Studies. Subject to Sections 2.1 and 4.3.3 with respect to ITMN-191, [***] shall have the discretion and authority to make all decisions with respect to all protocols and all other matters relating to Development of the Products, subject to the oversight and approval of Co-Funded Development activities by the JDCC and JSC in the Co-Funded Development Territory.

4.3.5	Marketing Authorizations. [***] shall have the right to obtain Marketing Authorizations for the Products in the Territory. To the extent reasonably practicable and permitted under applicable law, [***] shall notify [***] of any material meeting with any Regulatory Authority for a Product. To the extent permitted under applicable law (and with respect to non-Major Markets, to the extent reasonably practicable), [***] shall give [***] reasonable access to a copy of the NDA (other than the [***] section of the NDA [***]) submitted by [***] to the Regulatory Authority and to a copy of Marketing Authorizations received by [***]. Notwithstanding the foregoing, in the Co-Funded Development Territory, [***] shall, to the extent allowed by applicable law, have a right to attend any scheduled meeting or phone conference with any Regulatory Authority as an observer, and [***] shall [***] a copy of Marketing Authorizations therein.

4.3.6	Adverse Event Reporting. [***] will be responsible for reporting Adverse Events to the appropriate Regulatory Authorities in the Territory through the [***], after which regulatory responsibility shall be transferred to [***] and [***] will thereafter be responsible for reporting such Adverse Events, in both cases, in accordance with the appropriate laws and regulations of the relevant countries.

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4.3.7	Development Expenses Sharing in Co-Funded Development Territory. [***] and [***] shall share Development Expenses incurred in connection with the Co-Funded Development of a Product including the [***] as set forth in this Section 4.3.7 and Exhibit A. With respect to ITMN-191, such expense sharing shall terminate upon the availability of the [***] for the [***]; provided, however that in the event [***] does not exercise its right to Opt-Out set forth in Section 4.8, [***] shall share in the expenses incurred for activities taking place following the date that the [***] for the [***] are available and prior to Initiation of the Phase II Clinical Study (“Gap Period Expenses”) as well as those expenses incurred under the [***] for ITMN-191, subject to this Section 4.3.7. With respect to Collaboration Compounds, subject to Section 4.3.7(a)(iii), [***] shall Develop such compounds at its sole expense.
(a)	Payment of Development Expenses.
(i)	All Development Expenses incurred in the Co-Funded Development Territory from and after the Effective Date shall be shared between Roche and InterMune as provided below and in accordance with Exhibit A, so that Roche bears sixty seven percent (67%) of such costs and InterMune bears thirty three percent (33%) of such costs, provided that such costs were part of (i) the ITMN-191[***], (ii) a Co-Funded Development Budget, or (iii) were incurred pursuant to the Co-Funded Development Plans, or were otherwise approved by the JSC.

(ii)	[***] shall be required to share Development Expenses incurred in the ITMN-191[***] in the Co-Funded Development Territory up to a maximum of [***] million U.S. dollars (U.S. [***]. Notwithstanding the foregoing, [***] shall not be required to make any payments in excess of [***]million dollars ($[***]) in the Calendar Year [***] towards the Co-Funded Development Expenses. Any remaining balance owed but unpaid shall be paid during Calendar Year [***] at the earlier of [***]ITMN-191 or (B) [***].

(iii)	At least [***] prior to the anticipated Initiation of a Phase II Clinical Trial for a Licensed Compound, [***] shall provide to [***] a Co-Funded Development Plan, including a Co-Funded Development Budget, for such Licensed Compound. The Co-Funded Development Plan with respect to the Co-Funded Development Territory shall (i) be prepared by [***] in [***] from [***], (ii) be commercially reasonable taking into consideration industry standards, effort of competition, and

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scientific, business and marketing and return on investment issues, and (iii) set forth the proposed activities, allocation of resources between the Parties and the associated Co-Funded Development Expenses and other budgetary and financial matters for the advancement of such Licensed Compound through receipt of Marketing Authorization. [***] shall have a period of [***]days following receipt of such Co-Funded Development Plan (including a reasonably detailed Co-Funded Development Budget) to elect to (i) exercise its Opt-out rights under Section 4.8 with respect to ITMN-191 or (ii) opt-in to [***] with respect to a Collaboration Compound that is a Licensed Compound (the “Collaboration Compound Opt-In”). If InterMune does not Opt-Out with respect to a ITMN-191 as set forth in Section 4.8, or exercises its Collaboration Compound Opt-In right with respect to a Collaboration Compound, then with respect to the relevant Collaboration Compound all [***] or [***] incurred in the [***] from and after Initiation of a Phase II Clinical Trial for such Product shall be [***] as provided below and in accordance with Exhibit A, so that [***] bears [***] percent ([***]%) of such costs and [***] bears [***] percent ([***]%) of such costs, provided however that in the event that such costs are more than [***] percent ([***]%) in total of the initial Co-Funded Development Budget, [***] shall bear the costs associated with any amount over such [***] percent ([***]%) cushion set forth in this Section; and provided, further that costs shall be further subject to calendar year budgets as discussed in Exhibit A. In the event [***] does not exercise its Collaboration Compound Opt-In with respect to a Collaboration Compound, [***], upon [***] reasonable request from time to time, shall provide [***] with updates on [***] Development efforts with respect to such Opt-Out Product.

(iv)	If InterMune does not Opt-Out with respect to ITMN-191 pursuant to Section 4.8 hereof, [***] shall be responsible for [***] percent ([***]%) of the [***] subject to the following payment schedule:
(1)	[***] percent ([***]%) shall be paid on or before [***]; and

(2)	Remaining [***] percent ([***]%) shall be paid on or before [***].
(b)	Reconciliation Statement. There shall be a Reconciliation Statement, prepared by the JFC as set forth in Exhibit A, of such costs which are

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to be shared and which are incurred during a reporting period by each Party, with a payment by one Party to the other, pursuant to Exhibit A, to the extent necessary so that each Party bears its appropriate percentage of such shared Development Expenses.

(c)	Development Cost Accounts. For purposes of Exhibit A, each Party shall charge all Development Expenses so incurred by it or its Affiliates on its books and records to enable the tracking of expenses incurred in connection with each Co-Funded Development Plan and each Co-Funded Development Budget (each, a “Development Cost Project Account”).
4.4	Commercialization.
4.4.1	Marketing Efforts in the Territory. Upon receipt of all Marketing Authorizations, [***] shall have sole responsibility for the promotion, marketing, selling and commercialization of Products in the ROW Territory and Opt-Out Products in the Territory. In the Co-Commercialization Country, [***] shall have primary responsibility for the promotion, marketing, selling and commercialization of Products. In each Major Market, [***], through itself or an Affiliate, shall use Commercially Reasonable Efforts to Commercialize Product(s).

4.4.2	[***] Post-Approval Clinical Trials. To the extent that [***] performs Post-Approval Clinical Trials in the ROW Territory or for Opt-Out Products [***] will bear the cost of all such Post-Approval Clinical Trials.

4.4.3	Co-Commercialization Budget. [***] shall [***] Operating Expenses incurred in connection with the Co-Commercialization of a Product as set forth in this Section 4.4.4 and Exhibit A. Such expense sharing shall terminate upon InterMune’s exercise of the Opt-Out set forth in Section 4.9 or as set forth herein.
(a)	Preparation and Agreement on Co-Commercialization Budget.
(i)	No later than [***] months prior to the Anticipated First Commercial Sale of a Product, [***] shall (with input from [***] and JDCC) prepare and recommend in good faith to the JSC a [***] Co-Commercialization Plan, including a Co-Commercialization Budget, which plan shall be commercially reasonable taking into consideration industry standards, effort of competition, and scientific, business and marketing and return on investment issues (the “Launch Plan/Budget”). The Launch Plan/Budget, when setting out the roles and responsibilities of each Party thereunder, shall leverage (A) each [***] and (B) each [***] to maximize the success of the

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Product, taking into account the size, structure and target audience of each [***] and [***] in existence at the time the Parties begin joint promotion of such Product and shall contain the same or substantially the same rights and obligations under Sections (c), (d), (e) and (f) of the co-promotion terms set forth in Schedule 4.9 hereof. It is the intention of the Parties that the [***] sales force shall have the lead activities and that the [***] sales force role shall: (i) not be marginal or incidental in relation to the capabilities of the [***] sales force, and (ii) be consistent with the [***] sales force lead. The Launch Plan/Budget shall be prepared by [***] in good faith and be commercially reasonable and set forth in reasonable detail the [***], [***] between the Parties and the associated [***] and other [***] for the first [***] years following launch of the Product.

(ii)	Following the approval of such Launch Plan/Budget by each Party, such Launch Plan/Budget shall govern the Operating Expenses to be shared in the Co-Commercialization Country for the first [***] years following launch of the Product. Each of the Parties shall be responsible for [***] percent ([***]%) of the Operating Expenses as set forth in Exhibit A; provided, however that in the event, on an aggregate basis, the Operating Expenses incurred for any Calendar Year covered by the Launch Plan/Budget are more than [***] percent ([***]%) [***] than the Operating Expenses approved by the Parties hereunder, [***] shall bear the costs associated with any amounts [***] such [***] percent ([***]%) [***] set forth in this Section 4.4.4(a)(ii).

(iii)	If the JDCC or JSC are unable to reach agreement on the Launch Plan/Budget following the escalation of any such dispute as set forth in Section 3.4.3, or [***] does not approve such Launch Plan/Budget (in its sole discretion) no later than twelve (12) months prior to the Anticipated First Commercial Sale of the Product, InterMune shall be deemed to have exercised an Opt-Out with respect to such Product; provided, however, that, for purposes of clarity, in the event of any dispute by [***] that such Launch Plan/Budget was not prepared by [***] in accordance with Section 4.4.3(a)(i) above, InterMune shall not be deemed to exercise an Opt-Out with respect to such Product unless and until such dispute is resolved in accordance with Section 13.6 hereof and the decision is that [***] did comply with Section 4.4.3(a)(i) when preparing the Launch Plan/Budget; provided, however that [***] shall have the right to proceed with the Development and

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Commercialization of such Product without [***] participation in the JDCC with respect to such Product unless and until such dispute is resolved in favor of [***]. Following such deemed exercise of an Opt-Out: (a) [***] shall thereafter pay to [***] filing and Marketing Authorization milestones for such Product as set forth in note 1 of Section 8.2; (b) [***] shall no longer be eligible to receive a [***]and shall not be responsible for any sharing of [***] associated with such Product; (c) [***] shall pay [***] royalties as set forth in Sections 8.3.1(a)(iii); and (d) such Product shall be an [***].
(b)	Reconciliation Statement. There shall be a Reconciliation Statement, prepared by the JFC as set forth in Exhibit A, of such costs which are to be shared and which are incurred during a reporting period by each Party, with a payment by one Party to the other, pursuant to Exhibit A, to the extent necessary so that each Party bears its appropriate percentage of such shared Operating Expenses.

(c)	Operating Expense Cost Accounts. For purposes of Exhibit A, each Party shall charge all Operating Expenses so incurred by it or its Affiliates on its books and records to enable the tracking of expenses incurred in connection with each Co-Commercialization Plan and each Co-Commercialization Budget (each, a “Operating Expenses Cost Account”).
4.4.4	Co-Commercialization Profit Split in the Co-Commercialization Country. InterMune and Roche shall each receive the Co-Commercialization Profit Split. Such [***] shall [***] upon [***] exercise of the Opt-Out set forth in [***].
4.5	Manufacturing and Supply. Subject to InterMune’s responsibilities under the [***], [***] shall have sole responsibility to manufacture or have manufactured by an Affiliate or a Third Party the Products for use in Clinical Trials and for sale in the Territory.

4.6	Final Decision-Making Authority following Opt-Out. Following the exercise by [***] of the Opt-Out, the resulting Opt-Out Product shall no longer be within the purview of the JDCC (assuming such a Committee exists) and [***] shall have final decision-making authority on all issues relating to the Development, regulatory approval, Commercialization and manufacturing of the applicable Opt-Out Product, subject to its compliance with all other terms of this Agreement, provided that [***] shall have such final decision-making authority at all times with respect to the ROW Territory so long as such decisions do not adversely impact ongoing or planned Co-Funded Development or Co-Commercialization activities.

4.7	Licenses/Sublicenses. Neither Party may license its responsibilities under this Article 4 nor grant sublicenses under the licenses granted under Article 5 without the prior written

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consent of the other Party, such consent not to be unreasonably withheld, except as follows:
4.7.1	Either Party may grant sublicenses under any of its rights to any of its Affiliates for so long as such entity remains an Affiliate;

4.7.2	Either Party may use CROs and other Third Parties which it reasonably believes are competent to perform portions of the Development of the Products to the extent consistent with its normal business practices;

4.7.3	[***] may engage Third Parties to assist in the physical distribution of the Products to the extent consistent with its normal business practices;

4.7.4	[***] may use Third Parties, including contract manufacturers, which it reasonably believes are competent to manufacture, label and package the Products; and

4.7.5	[***] may grant licenses or sublicenses to sell the Products to local distributors in any country in accordance with [***] normal business practices, other than the Co-Commercialization Country, provided, that in each such case, (i) such Party shall remain liable to the other Party as if it were exercising such rights itself under this Agreement, (ii) the licensee or sublicensee will not be permitted to grant further sublicenses, and (iii) such Party shall use Commercially Reasonable Efforts to ensure that its licensees or sublicensees are obligated to comply with confidentiality, indemnity, reporting, and audit rights comparable to those set forth in this Agreement.
4.8	InterMune’s Opt-Out. With respect to ITMN-191, InterMune shall retain a one-time right to Opt-Out of the Development on the terms and conditions set forth in this Section 4.8. No later than [***] ([***]) days following completion of the [***] and receipt of the Co-Funded Development Plan, InterMune may provide to Roche a written notice of its intent to Opt-Out with respect to ITMN-191, which Opt-Out shall be effective upon such written notice. Following exercise of an Opt-Out, with respect to ITMN-191: (a) ITMN-191 shall no longer be within the purview of the JDCC (assuming such Committee exists); (b) InterMune shall retain its Co-Promotion Option; (c) [***] shall no longer be responsible for [***] sharing as set forth in Section [***] above; (d) [***] shall thereafter pay to [***] filing and [***] [***] for ITMN-191 as set forth in note 1 of Section 8.2; (e) [***] shall no longer be eligible to receive a [***] and shall not be responsible for any sharing of Operating Expenses associated with ITMN-191; and (f) [***] shall pay [***] royalties as set forth in Sections [***].

4.9	InterMune’s Co-Promotion Option. If and only if an Opt-Out has occurred with respect to a Product:

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4.9.1	On an Opt-Out Product-by-Opt-Out Product basis, [***] shall retain a one-time option right to co-promote each Opt-Out Product in the [***] on a fee per Detail basis (each, a “Co-Promotion Option”), subject to the provisions of this Section 4.9 and Schedule 4.9, and conditioned on InterMune and Roche or their respective Affiliates entering into a co-promotion agreement consistent with this Section 4.9 and Schedule 4.9 (“Co-Promotion Agreement”).

4.9.2	[***] shall determine the proposed [***] of each Opt-Out Product in the [***] and shall notify [***] of such proposed launch date at least [***] months in advance of such proposed launch date.

4.9.3	[***] shall notify [***] in writing of its intent to exercise the Co-Promotion Option no less than twelve (12) months prior to the expected launch date of each Opt-Out Product in the Co-Promotion Country (the “Co-Promotion Exercise Date”).

4.9.4	If [***] exercises the Co-Promotion Option in accordance with Section 4.9.3, then [***] shall enter into a Co-Promotion Agreement consistent with the terms and conditions set forth in Schedule 4.9 no later than [***]) months prior to the proposed launch date for the applicable Product.

4.9.5	Unless otherwise explicitly set forth in this Agreement, all Commercialization decisions (including decisions with respect to marketing and promotion) concerning the Opt-Out Product reside solely with [***]. Upon [***] exercising the Co-Promotion Option in accordance with this Section 4.9, the Parties shall coordinate all sales efforts and field activities in the U.S. under the direction of the JDCC (or, if no such Committee exists, the appropriate governance committee established under the Co-Promotion Agreement consistent with Section (h) of Schedule 4.9 where [***] shall have final decision-making authority provided that the Parties agree that such committee shall have no power to amend, modify or waive any of the terms of the Co-Promotion Agreement), and such efforts and activities shall be more fully described in the Co-Promotion Agreement to be entered into by the Parties.

4.9.6	Other than in connection with the assignment to an [***] Affiliate, [***] may not assign, sublicense, delegate or otherwise transfer its Co-Promotion Option to a Third Party.
ARTICLE 5– LICENSES
5.1	Reciprocal Research Licenses.
5.1.1	For the duration of the Research Program Term, InterMune hereby grants to Roche the exclusive (except as to InterMune and its permitted subcontractors as set forth in Section 2.5) license to permit it or them to conduct activities

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under the Research Program license in the Territory, with the right to sublicense to Affiliates and to Permitted Subcontractors, under the InterMune Know-How, InterMune Patent Rights and InterMune’s rights in Joint Know-How and Joint Patent Rights, to conduct the Research Program in accordance with the Research Plan.
5.1.2	For the duration of the Research Program Term, Roche hereby grants to InterMune the exclusive (except as to Roche and its permitted subcontractors to permit it to conduct activities under the Research Program) license in the Territory, with the right to sublicense to Affiliates and to Permitted Subcontractors, under Roche Know-How, Roche Patent Rights and Roche’s rights in Joint Know-How and Joint Patent Rights, to conduct the Research Program in accordance with the Research Plan.

5.1.3	The licenses granted pursuant to this Section 5.1 include the right of each licensee to use its Affiliates in exercising such rights and carrying out its obligations under this Agreement.
5.2	Development and Commercialization License Grants.
5.2.1	Subject to the obligations, conditions, and termination rights set forth herein, InterMune hereby grants to Roche the exclusive (except as to InterMune to permit it conduct its Co-Funded Development and/or Co-Commercialization activities and those activities under the ITMN-191 Transition Plan hereunder) license under the InterMune Know-How and InterMune Patent Rights and under InterMune’s rights in Joint Know-How and Joint Patent Rights to develop, make, have made, use, import, export, offer for sale and sell Licensed Compounds and Products in the Territory. Roche may grant sublicenses under this Section 5.2 in accordance with Section 4.7.

5.2.2	Subject to the obligations, conditions, and termination rights set forth herein, Roche hereby grants to InterMune the exclusive (except as to Roche) license under the Roche Know-How and Roche Patent Rights and under Roche’s rights in Joint Know-How and Joint Patent Rights to develop, make, have made, use, import, export, offer for sale and sell Licensed Compounds and Products only to the extent necessary for InterMune to conduct its Co-Funded Development and/or Co-Commercialization activities and those activities under the ITMN-191 Transition Plan hereunder.

5.2.3	Subject to the obligations, conditions and termination rights set forth herein, Roche, as of the date a Licensed Compound, Product or Passed Compound becomes a Reverted Compound, hereby grants to InterMune an exclusive worldwide royalty-free license to Roche Know-How, Roche Patent Rights and Roche’s interest in the Joint Know-How and Joint Patent Rights to develop, make, have made, use, import, export, offer for sale and sell such Reverted Compound and products containing such Reverted Compound in the Field and

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in the Territory. Such license grant is to Roche Know-How, Roche Patent Rights and Roche’s interest in the Joint Know-How and Joint Patent Rights Controlled by Roche as of the date such Licensed Compound, Product or Passed Compound becomes a Reverted Compound (and not to Roche Know-How, Roche Patent Rights and Roche’s interest in the Joint Know-How and Joint Patent Rights which Roche may acquire Control of after such date).
5.2.4	Subject to the obligations, conditions, and termination rights set forth herein, Roche hereby grants to InterMune a non-exclusive, sublicensable license under the Roche Know-How and Roche Patent Rights and under Roche’s rights in Joint Know-How and Joint Patent Rights to develop, make, have made, use, import, export offer for sale and sell Passed Compounds and products containing such Passed Compounds in the Territory.
5.3	Licensed Compounds.
5.3.1	Number of Licensed Compounds. Subject to Sections 5.3.3, 5.3.4, 5.3.5 and 6.3, there shall be no more than [***] Licensed Compounds at any time during the term of this Agreement.

5.3.2	Substitution of Licensed Compounds. [***] shall have the exclusive right to substitute a [***] that is not a Passed Compound for an existing Licensed Compound at any time through the end of the Research Program Term, for [***] by [***]. Upon [***] determination that it wishes to substitute a [***] for an existing Licensed Compound, it shall provide [***] with written notice of such determination (the “Substitution Notice”), setting forth the Licensed Compound to be excluded from this Agreement and the [***] to be substituted therefore. Effective upon receipt of such Substitution Notice by [***], the “Licensed Compound” definition shall automatically be amended to delete the existing Licensed Compound and substitute the [***], which shall thereafter be subject to the terms and conditions of this Agreement, including the license grant set forth in Section 5.2.

5.3.3	Addition of Licensed Compounds. [***] shall have the exclusive option, at any time through the end of the Research Program Term, to include additional [***] as Licensed Compounds on the terms and conditions set forth in this Section 5.3.3 and this Agreement. No later than the end of the Research Program Term, [***] may provide [***] with written notice of its intent to include a specified [***] as an additional Licensed Compound pursuant to the terms and conditions of this Agreement (the “Additional Compound Notice”). Within [***] ([***]) days of delivery of the Additional Compound Notice by [***], [***] shall pay to [***] an amount equal to [***] Dollars ($U.S. [***]) per additional Licensed Compound (“Licensed Compound Payment”) in excess of [***] ([***]) Licensed Compounds. Upon receipt of such Licensed Compound Payment, the “Licensed Compound” definition shall automatically be amended to include such additional Licensed

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Compound which shall thereafter be subject to the terms and conditions of this Agreement, including the license grant set forth in Section 5.2.

5.3.4	Passed Compounds. Subject to [***] rights set forth in this Section 5.3, [***] shall have the right to Develop and/or Commercialize any Passed Compound at any time following the Effective Date.

5.3.5	Roche First Opt-In on a Passed Compound. Roche shall have the first right (before any Third Party) to opt-in on the development and commercialization of each Passed Compound which InterMune develops in the Field (the “Opt-In Option”), as set forth in this Section 5.3.5 and Sections 5.3.6 and 5.3.7. Within [***] ([***]) days following delivery by InterMune to Roche of a report setting forth (i) [***] and (ii) the [***] delivery of the report (the “First Opt-In Report”), Roche shall conduct and complete due diligence and provide InterMune with written notice (the “First Opt-In Notice”) of its intent as set forth in (b), (c) or (d) below.
(a)	Roche’s due diligence may include, but is not limited to, the following: (i) a full pre-clinical and manufacturing audit of InterMune, at Roche’s expense, (ii) the right to reasonably request all relevant data, including raw data, obtained to date relating to the Passed Compound, (iii) the right to inspect InterMune’s facilities and, to the extent within the reasonable control of InterMune, the facilities of its clinicians and manufacturers (and InterMune agrees to use its Commercially Reasonable Efforts to ensure that Roche can inspect the facilities of such Third Parties), and (iv) to review a detailed report of the development costs related to the Passed Compound.

(b)	In the event Roche determines to exercise its Opt-In Option with respect to such Passed Compound, Roche shall pay to InterMune within [***] ([***]) days of delivery of the First Opt-In Notice an amount equal to [***] percent ([***]%) of the associated pre-clinical and clinical development expenses incurred by or on behalf of InterMune for such Passed Compound through the date of exercise of the Opt-In Option. Upon receipt of such payment, the Passed Compound shall be added as an additional Licensed Compound and the “Licensed Compound” definition shall automatically be amended to add the Passed Compound as a Licensed Compound, and such Passed Compound shall thereafter be subject to the terms and conditions of this Agreement, including the license grant set forth in Section 5.2 and subject to the payment of any Development Milestones which occur following the delivery of the First Opt-In Notice.

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Compound, Roche shall pay to InterMune an amount equal to [***] Dollars ($U.S. [***]) within [***] ([***] days of delivery of the First Opt-In Notice and the Opt-In Option shall remain in full force and effect through [***] ([***]) days following the delivery of the Second Opt-In Notice (as defined in Section 5.3.6 below).

(d)	In the event Roche determines to relinquish its Opt-In Option with respect to such Passed Compound (including by not making timely payment to InterMune under this Section 5.3.5), such Passed Compound shall automatically be deemed a “[***]” for purposes of this Agreement and InterMune shall be free to continue the research, development, manufacture and commercialization of such Passed Compound in the Field worldwide without any obligation to compensate Roche.
5.3.6	Roche Second Opt-in on a Passed Compound. Within [***] ([***]) days following delivery by InterMune to Roche of a report (i) setting forth the [***] and (ii) the [***] of the report (the “Second Opt-In Report”), and provided Roche has maintained its Opt-In Option under Section 5.3.5(c), Roche shall conduct and complete due diligence and provide InterMune with written notice (the “Second Opt-In Notice”) of its intent as set forth in (b) or (c) below.
(a)	Roche’s due diligence may include, but is not limited to, the following: (i) a full pre-clinical, clinical and manufacturing audit of InterMune, at Roche’s expense, (ii) the right to reasonably request all relevant data, including raw data, obtained to date relating to the Passed Compound, (iii) the right to inspect InterMune’s facilities and, to the extent within the reasonable control of InterMune, the facilities of its clinicians and manufacturers (and InterMune agrees to use its Commercially Reasonable Efforts to ensure that Roche can inspect the facilities of such Third Parties), and (iv) a detailed report of the Development Expenses related to the Passed Compound.

(b)	In the event Roche determines to exercise its Opt-In Option with respect to such Passed Compound, Roche shall pay to InterMune within [***] ([***]) days of delivery of the Second Opt-In Notice an amount equal to [***] percent ([***]%) of the associated pre-clinical and clinical development expenses incurred by or on behalf of InterMune for such Passed Compound through the date of exercise. Upon receipt of such payment, the Passed Compound shall be added as an additional Licensed Compound and the “Licensed Compound” definition shall automatically be amended to add the Passed Compound as a Licensed Compound, and such Passed Compound shall thereafter be subject to the terms and conditions of this Agreement, including the license grant set forth in Section 5.2 and

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subject to the payment of any Development Milestones which occur following the delivery of the Second Opt-In Notice.

(c)	In the event Roche determines to relinquish its Opt-In Option with respect to such Passed Compound (including by not making timely payment to InterMune under this Section 5.3.6), such Passed Compound shall automatically be deemed a “[***]” for purposes of this Agreement and InterMune shall be free to continue the research, development, manufacture and commercialization of such Passed Compound in the Field worldwide without any obligation to compensate Roche, other than the rights of Roche set forth in Section 5.3.7.
5.3.7	Right of Audit of Associated Expenses Incurred by InterMune. Roche shall have the right, at its sole expense, to request, on [***] ([***]) days prior written notice to InterMune, that the nationally recognized, independent accounting firm then-engaged by InterMune perform an audit or interim review of InterMune’s books and records as they relate to the associated pre-clinical and clinical development expenses associated with the first Opt-In Option set forth in Section 5.3.5 and the second Opt-In Option set forth in Section 5.3.6, as applicable. The accounting firm shall be provided access to such books and records at InterMune’s facility(ies) and/or the facilities of its Affiliates or sublicensees where such books and records are normally kept. Upon completion of the audit, the accounting firm shall provide both Parties a written report disclosing whether the pre-clinical and clinical development expenses associated with the first Opt-In Option set forth in Section 5.3.5 and the second Opt-In Option set forth in Section 5.3.6, as applicable are correct or incorrect and the specific details and supporting analysis for any discrepancies.
5.3.8	Delivery of Development Plan. Upon Roche’s exercise of its Opt-In Option with respect to a Passed Compound under Section 5.3.5 or Section 5.3.6, [***] shall present to [***] a Development Plan, as may be amended pursuant to this Agreement.
5.4	No Implied Licenses. Except as specifically set forth in this Agreement, and except for an implied right to use that flows to an end user, neither Party shall acquire any license or other intellectual property interest, by implication or otherwise, in any Roche Patent Rights, Roche Know-How, InterMune Patent Rights, InterMune Know-How, Joint Patent Rights or Joint Know-How, as the case may be, disclosed to it under this Agreement by the other Party or under any other Confidential Information or other patents or patent applications owned or Controlled by the other Party or its Affiliates.

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5.5	Third Party Licenses.
5.5.1	The licenses to Roche of rights obtained by InterMune under the [***] and [***] are limited by the scope of rights obtained by InterMune thereunder, such that InterMune’s license to Roche shall not be more extensive than the rights that InterMune obtains and retains under the terms of such agreements. This Section 5.5.1 does not limit or narrow the representation and warranty provided by InterMune pursuant to Section 9.1.6.

5.5.2	As set forth in Section 9.1.6, InterMune will maintain and keep in full force and effect the [***] and [***] if necessary to perform its material obligations hereunder; provided, however that in the event InterMune requires any action by Roche (or requires Roche to refrain from taking any action) to prevent a breach by InterMune under the [***] or [***], as applicable, InterMune shall notify Roche in writing or such action. After such notification, Roche shall cooperate and work with InterMune in good faith taking into account the consequence if Roche does not take such action or refrain from taking such action, as applicable. In the event Roche chooses not to take such action or refrain from taking such action, as applicable, and Roche’s choice not to do so causes the termination of the [***] or [***], as applicable, then InterMune shall not be deemed in breach of this Section 5.5 or Section 9.1.6 for purposes of this Agreement.

5.5.3	If InterMune receives a notice of breach of the [***] from [***] or a notice of breach of the [***] from [***], which breach does not require any action or inaction by Roche to cure such breach, then InterMune shall promptly inform Roche of the notice and of the plan to cure the breach. If InterMune does not plan to, or can not, cure such breach within the time period allowed, then Roche shall have the right to cure the breach on InterMune’s behalf.

5.5.4	In addition, upon a Collaboration Compound being deemed a Licensed Compound under this Agreement, InterMune shall use Commercially Reasonable Efforts to acquire in accordance with the terms of the [***] all right, title and license to those patents and patent applications that are the subject of the [***] that Cover such Licensed Compound from [***].

5.5.5	Prior to any termination of the [***] or [***] by InterMune, InterMune shall, in accordance with the terms of the [***] or [***], as applicable, use Commercially Reasonable Efforts to obtain all rights (including but not limited to obtaining ownership of patents and patent applications that are subject to the [***]) necessary for the Parties to perform the activities pursuant to this Agreement.

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ARTICLE 6– EXCLUSIVITY
6.1	Research.
6.1.1	Research Exclusivity Period. During the Research Program Term (“Research Exclusivity Period”), except as provided elsewhere in this Agreement, neither Party shall independently or collaboratively with any Third Party engage in the discovery research and/or pre-clinical development of compounds whose mechanism of activity results solely from [***] (“Mechanism of Action”).

6.1.2	After the Research Exclusivity Period. Following the expiration of the Research Exclusivity Period, either Party is free to engage in the discovery research and/or preclinical development of compounds with the same Mechanism of Action, either independently or in collaboration with any Third Parties.

6.1.3	Passed Compounds. Notwithstanding this Article 6, and subject to Roche’s Opt-In Option described in Section 5.3.5, InterMune will be free to research, develop, or commercialize Passed Compounds in the Field or outside the Field. In addition, nothing in this Article 6 shall be construed to restrict in any way InterMune’s right to research, develop or commercialize, on its own or with any Third Party, (i) Reverted Compounds; (ii) Licensed Compounds or Products for which Roche has terminated rights to under Section 12.3; or (iii) Licensed Compounds and Products for purposes of a country in the Territory for which Roche has terminated rights under Section 12.3, whether within or outside the Field.
6.2	Development and Commercialization.
6.2.1	[***]. [***] by [***] is permitted at any time during the term of this Agreement.

6.2.2	Development and Commercialization Exclusivity Period. During the period commencing on the Effective Date and ending on the earlier of (i) [***] ([***]) years following the end of the Research Exclusivity Period and (ii) [***] ([***]) years following the Effective Date (the “Development and Commercialization Exclusivity Period”), except as provided elsewhere in this Agreement, neither Party may independently or collaboratively with any Third Party engage in the clinical development or commercialization of compounds with the same Mechanism of Action.

6.2.3	Exception to Development and Commercialization Exclusivity. In the event that, at any point in time [***] ([***]) months after the Effective Date and during the Development and Commercialization Exclusivity Period, there is no Licensed Compound or Product in clinical Development by the Parties under this Agreement, then [***] may engage in the clinical development of a More Advanced Competing Product or obtain rights to commercialize a More Advanced Competing Product (e.g., rights to market, sell or co-promote a More Advanced Competing Product), whether such rights are obtained by

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way of contract, option or license, [***] shall provide written notice to [***] and the Parties shall meet to permit [***] to present to [***] its plans for the Licensed Compounds and/or Products in light of its clinical development or commercialization of such More Advanced Competing Product. If [***], after reviewing such plans, believes that the clinical development cannot proceed without adversely affecting the goals and the intentions of the Parties under this Agreement, the Executives shall promptly meet. Following the meeting of the Executives, [***] may then, at its sole discretion, terminate the Agreement immediately upon written notice to [***], subject to Section [***] hereof

6.2.4	Expiration of Development and Commercialization Exclusivity Period. Upon the expiration of the Development and Commercialization Exclusivity Period, in the event [***] engages in the clinical development of a More Advanced Competing Product or [***] obtains rights to commercialize a More Advanced Competing Product (e.g., rights to market, sell or co-promote a More Advanced Competing Product), whether such rights are obtained by way of contract, option or license, [***] shall provide written notice to [***] and the Parties shall meet to permit [***] to present to [***] its plans for the Licensed Compounds and/or Products in light of its clinical development or commercialization of such More Advanced Competing Product. If [***], after reviewing such plans, believes that the clinical development cannot proceed without adversely affecting the goals and the intentions of the Parties under this Agreement, the Executives shall promptly meet. Following the meeting of the Executives, [***] may then, at its sole discretion, terminate the Agreement immediately upon written notice to [***], subject to Section [***] hereof.
6.3	InterMune [***] Programs
6.3.1	Retained Rights for [***]. Roche agrees and understands that InterMune has an early stage discovery program in the Field directed at discovering compounds that are [***] [***], and that such [***]-[***] compounds are not part of this Agreement. Consequently, and notwithstanding Sections 6.1 and 6.2 above or anything else in this Agreement, and subject to [***]will be free to engage in the discovery, research, pre-clinical development, clinical development, and/or commercialization either alone of with a Third Party, of any compound in the [***]that is [***] [***].

6.3.2	Right of First Negotiation. At any time between the completion of the IND-enabling GLP toxicology studies and the availability of the Key Listings and Tables from the first Phase I Clinical Trial with multiple ascending dose proof of concept within the Field conducted independently by or on behalf of InterMune for any given [***] compound but no later than [***] from the Effective Date hereof, provided such [***] compound has the properties that would meet the Lead Compound Requirements set forth in Schedule 1.92 and

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that IND-enabling GLP toxicology studies have been completed, InterMune shall provide Roche with written notice and Roche shall have the right of first negotiation to enter into negotiations with InterMune for a separate agreement for the further research, development and/or commercialization of such [***] compound in the Field as described in this Section 6.3.2 (“Right of First Negotiation”). Such notice shall include a reasonable confidentiality agreement for the Parties to execute no later than fifteen (15) business days of such notice to enable Roche to conduct due diligence. Upon execution of such confidentiality agreement, InterMune shall provide Roche all the available and relevant data from the studies for such [***] compound (“Right of First Negotiation Report”). Commencing on the date that Roche receives the Right of First Negotiation Report, Roche shall have the right to conduct initial due diligence related to the [***] compound for a period of up to [***] following delivery by InterMune of the First Right of Negotiation Report. Roche’s due diligence may include, but is not limited to, the following: (i) a full pre-clinical or clinical (as applicable) and manufacturing audit of InterMune, at Roche’s expense, (ii) the right to reasonably request all relevant data, including raw data, obtained to date relating to the [***] Compound, and (iii) the right to inspect InterMune’s facilities and, to the extent within the reasonable control of InterMune, the facilities of its clinicians and manufacturers (and InterMune agrees to use its [***] to ensure that Roche can inspect the facilities of such Third Parties). In the event Roche determines to exercise its Right of First Negotiation, upon conclusion of its initial due diligence, Roche shall provide written notice of its intent to InterMune (“Right of First Negotiation Notice”) and the Parties shall negotiate in good faith using Commercially Reasonable Efforts to enter into an amendment to this Agreement, subject to subsections (a), (b) and (c) below, for a period of [***] following the date of receipt of the Right of First Negotiation Notice (the “Right of First Negotiation Exclusivity Period”).
(a)	The Parties agree that such amendment shall provide that such [***] compound will be added to this Agreement as a “Licensed Compound” to be governed under this Agreement, including, but not limited to, being subject to the payments provisions set forth in Sections [***] (inclusive); provided, however that Section [***] shall not apply. In addition, such amendment will provide for a separate and additional [***] payment in return for rights to such [***] compound and the development plan therefor, including the associated budget (which development plan will constitute the “Development Plan” for such [***] Compound once it becomes a “Licensed Compound” for purposes of this Agreement), which [***] payment and development plan will be negotiated by the Parties in good faith using Commercially Reasonable Efforts taking into consideration most recent comparable transactions involving compounds or products in substantially the same stage of development and competitive space,

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industry standards and scientific, business and marketing and return on investment issues.

(b)	If the Parties cannot agree on the amount of the [***] payment upon the expiration of the Right of First Negotiation Exclusivity Period, within thirty (30) days thereafter, the Parties shall engage a mutually agreeable independent investment banking firm of national reputation to decide on the amount of the [***] payment (“Valuation Price”) and each Party shall submit to such investment banking firm an appraisal prepared by such Party as to its assessment of the fair market value of the collaboration (each such appraisal, a “Valuation”). In the event of a Party’s failure to submit its Valuation by the end of the aforementioned thirty (30) day time period, the Valuation Price will be equal to the Valuation submitted by the other Party. If both Parties submit Valuations within the thirty (30) day time period, within ten (10) days thereafter, the investment banking firm will select one of the Valuations which will then be the Valuation Price. The investment banking firm when making its selection shall take into account the value of the patent rights, know-how and other assets, the potential market and return on investment for the [***] compound(s), and the most recent comparable transactions involving compounds or products in substantially the same stage of development (including the transactions covered by this Agreement) and competitive space. In addition, the investment banking firm when making its selection shall take into account any additional value InterMune may have contributed towards the development of the [***] compound between the date Roche receives the Right of First Negotiation Report from InterMune and the time the Valuation Price is finally resolved in accordance with the procedure set forth above. The Parties shall equally share in the cost of the engagement of such investment banking firm.

(c)	If the Parties cannot agree on the appropriateness of the development plan for such [***] compound, the dispute will be resolved pursuant to Section 13.6; provided, however, that the arbitrators shall only have the power and authority to arbitrate the matter of the appropriateness of the development plan (taking into consideration the most recent comparable transactions involving compounds or products in substantially the same stage of development (including the transactions covered by this Agreement), industry standards and scientific, business and marketing and return on investment issues).
ARTICLE 7 — CONFIDENTIALITY AND PUBLICATION
7.1	Nondisclosure Obligation. All Confidential Information disclosed by one Party to the other Party hereunder shall be maintained in confidence by the receiving Party and shall

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not be disclosed to any Third Party, except to an Affiliate, or used for any purpose except as set forth in this Agreement without the prior written consent of the disclosing Party, except to the extent that such Confidential Information:
7.1.1	is known by the receiving Party or its Affiliates at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s or its Affiliates’ records;

7.1.2	is properly in the public domain by use and/or publication before its receipt from the disclosing Party, or thereafter enters the public domain through no fault of the receiving Party or its Affiliates;

7.1.3	is subsequently disclosed to the receiving Party or its Affiliates by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the disclosing Party; and

7.1.4	is developed by the receiving Party or its Affiliates independently of Confidential Information received from the disclosing Party, as documented by the receiving Party’s or its Affiliates’ records.
7.2	Permitted Disclosure of Information. Notwithstanding anything to the contrary contained in Section 7.1, a Party receiving Confidential Information of the other Party may disclose such information to the extent that such Confidential Information:
7.2.1	is disclosed to governmental or other regulatory agencies in order to obtain patents or to gain or maintain approval to conduct clinical trials or Marketing Authorizations for a Product, but such disclosure may be only to the extent reasonably necessary to obtain patents or authorizations and reasonable steps are taken to assure confidential treatment of such information;

7.2.2	is disclosed in prosecuting or defending litigation pursuant to a protective order;

7.2.3	is deemed necessary by either Party to be disclosed to Affiliates, agents, consultants, and/or other Third Parties to the extent reasonably necessary for the research, development, manufacturing and/or commercialization of the Product (or for such entities to determine their interest in performing such activities) in accordance with this Agreement on the condition that such disclosures may only be to the extent reasonably necessary for such activities and any Affiliates, agents, consultants and/or Third Parties agree to be bound by confidentiality and non-use obligations that substantially are no less stringent than those confidentiality and non-use provisions contained in this Agreement; or

7.2.4	is required to be disclosed by law or court order; provided that notice is promptly delivered to the other Party in order to provide an opportunity to

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challenge or limit the disclosure obligation; and provided further the Party required to disclose cooperates with the other Party in limiting disclosure to the extent so required. Confidential Information that is disclosed by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of Sections 7.1 and 7.2 and the Party disclosing Confidential Information pursuant to law or court order shall take all steps reasonably necessary, including obtaining an order of confidentiality, to ensure the continued confidential treatment of such Confidential Information.
Any combination of features or disclosures as set forth in Sections 7.1 and 7.2 shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the receiving Party.

7.3	Disclosures In Connection with Financing. Each Party shall have the further right to disclose the material financial terms of this Agreement under confidentiality obligations no less protective than those set forth in this Agreement, to any bona fide potential acquiror, merger partner or potential providers of financing and their advisors (which shall be in writing if disclosed to any such potential acquiror or merger partner); provided, a Party may not disclose Confidential Information to Third Parties engaged in research, development or commercialization activities which may be competitive with the other Party’s activities without prior written consent of the Party whose information is being disclosed.

7.4	Disclosures Required by Applicable Law. Nothing in this Agreement shall impair either Party’s compliance with any requirements of: (i) governmental agencies to the extent required or desirable to secure government approval for the development, manufacture or sale of Products in the Territory; (ii) the U.S. Securities and Exchange Commission or the national securities exchange or other stock market on which such Party’s securities are trades; (iii) or any other applicable law. In connection with any filing by either Party of a copy of this Agreement with the U.S. Securities and Exchange Commission (or the national securities exchange or other stock market on which such Party’s securities are traded), the filing Party shall endeavor to obtain confidential treatment of economic and trade secret information. Reasonably in advance of any filing under this Section (whether or not this Agreement is included in the filing), the filing Party shall provide to the other Party a copy of the proposed filing and the Parties shall work cooperatively in good faith, taking into consideration the other Party’s suggestions, regarding the information for which the filing Party will seek to obtain confidential treatment. However, in the event of any disagreements that cannot be amicably resolved, the Party which is making the filing shall, together with input from their own legal counsel, have the ultimate authority to make the filing in the fashion in which it feels the filing must be made.

7.5	Press Releases. The Parties will issue the initial press releases attached hereto as Exhibit C on or after the Effective Date. Roche shall issue press releases in accordance with its

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internal policy that typically does not issue a second press release until proof of concept has been achieved for a particular Licensed Compound. Roche shall provide InterMune with a copy of any draft press release related to the activities contemplated by this Agreement at least two (2) weeks prior to its intended publication for InterMune’s review. InterMune may provide Roche with suggested modifications to the draft press release and Roche shall consider InterMune’s suggestions in good faith in issuing its press release. InterMune shall only issue press releases related to activities contemplated by this Agreement that have either been approved by Roche or are required to be issued by InterMune as a matter of law. In all circumstances, InterMune shall provide Roche with a draft press release at least two (2) weeks prior to its intended publication for Roche’s review. During such period, Roche shall (i) approve the draft press release and permit InterMune to issue the press release, (ii) contact InterMune to discuss reasonable modifications to the draft press release, or (iii) contact InterMune to disapprove the draft press release. If Roche asks for modifications, then InterMune shall either make the modification or work with Roche to arrive at a press release that Roche approves.

7.6	Publication. Roche and InterMune each acknowledge the other Party’s interest in publishing the results of its research and/or development in order to obtain recognition within the scientific community and to advance the state of scientific knowledge. Each Party also recognizes the mutual interest in obtaining valid patent protection and in protecting business interests and trade secret information. Consequently, except for disclosures permitted pursuant to Sections 7.1 through 7.5, inclusive, either Party, its employees or consultants wishing to make a publication disclosing any Roche Know-How, InterMune Know-How, Joint Know-How, InterMune Patent Rights, Roche Patent Rights, or Joint Patent Rights shall deliver to the other Party a copy of the proposed written publication in substantially the final form at least thirty (30) days prior to submission for publication and a copy of the proposed outline of an oral disclosure or presentation at least thirty (30) days prior to presentation. The reviewing Party shall have the right to: (a) propose modifications to the publication for reasonable patent, trade secret or business reasons; or (b) request a reasonable delay in publication or presentation in order to protect Roche Know-How, InterMune Know-How, Joint Know-How, InterMune Patent Rights, Roche Patent Rights, and/or Joint Patent Rights as the case may be, and patentable Confidential Information. If the reviewing Party requests modifications to the publication or presentation, the publishing Party shall edit such publication to prevent disclosure of trade secret or proprietary business Confidential Information prior to submission of the publication or presentation. If the reviewing Party requests a delay to file a patent application, then the publishing Party shall not publish any information related to the patent application prior to the filing of the application, which filing shall occur within a reasonable time from the request.

7.7	Publicity/Use of Names. Except as expressly set forth in this Agreement, no disclosure of the existence, or the terms, including the financial terms, of this Agreement may be made by either Party, and no Party shall use the name, trademark, trade name or logo of the other Party, its Affiliates or their respective employees in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as may be required by law.

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7.8	Clinical Trial Registry. Roche, in accordance with its internal policies and procedures, shall have the right to publish all studies, clinical trials and results thereof related to the Licensed Compounds on the clinical trial registries which are maintained by or on behalf of Roche. InterMune shall not publish any studies, clinical trials or results thereof related to the Licensed Compounds on its clinical trial registry, provided however, that Roche’s clinical trial registry can be accessed via a link from InterMune’s clinical trial registry.
ARTICLE 8 – UPFRONT FEE, EVENT PAYMENTS, ROYALTIES AND
REPORTS
8.1	Upfront Fee and Deliverables Payment. In consideration for the licenses granted herein under the InterMune Patent Rights and InterMune Know-How, for the Development work performed on ITMN-191 by InterMune and other related [***]s or on behalf of InterMune by Third Parties prior to the Effective Date and for InterMune’s agreeing to the terms and conditions of this Agreement, Roche shall pay to InterMune a non-refundable amount equal to Sixty Million U.S. Dollars ($U.S. 60,000,000) within [***] business days of the Effective Date and Roche’s receipt of invoice from InterMune. Such payment shall be made by Roche to InterMune via wire transfer to an account designated by InterMune in the invoice.
8.2	Event Payments. Subject to the terms and conditions of this Agreement, Roche shall pay to InterMune the non-refundable milestone event payments in the amounts specified below, on a Product-by-Product basis (or Licensed Compound-by-Licensed Compound basis, as applicable) (each an “Event Payment”) no later than [***] after Roche receives an invoice from InterMune and the following events have occurred:

Event	Amount
Upon release by InterMune in good faith of the [***] kilogram ([***] Kg) lot of cGMP material of ITMN-191(1)	Ten Million U.S. Dollars ($U.S. 10,000,000)

Upon Successful Completion of the first Combination Toxicology Study conducted by or on behalf of Roche for ITMN-191(1)	[***] U.S. Dollars ($U.S. [***])

Upon Initiation by or on behalf of Roche of the first Chronic Toxicology Study For any Licensed Compound (other than ITMN-191)(2)	[***] U.S. Dollars ($U.S. [***])

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Event	Amount
Upon Successful Completion of the [***] or first Phase I Clinical Trial (which Phase I Clinical Trial was conducted by or on behalf of Roche) for each Collaboration Compound that is a Licensed Compound with multiple ascending dose proof of concept (POC)
[***] U.S. Dollars ($U.S. [***])

Upon Initiation by or on behalf of Roche of the first Phase II Clinical Trial	[***] U.S. Dollars ($US [***])

Upon Successful Completion of a Phase II Clinical Trial in the non-responder population conducted by or on behalf of Roche	[***] U.S. Dollars ($US [***])

Upon Initiation by or on behalf of Roche of a Phase III Clinical Trial	[***] U.S. Dollars ($U.S. [***])

Upon Filing by or on behalf of Roche of an NDA in the [***](3)	[***] U.S. Dollars ($U.S. [***])

Upon Filing by or on behalf of Roche of an NDA equivalent in a [***]	[***] U.S. Dollars ($U.S. [***])

Upon Filing by or on behalf of Roche of an NDA equivalent in [***]	[***] U.S. Dollars ($U.S. [***])

Upon receipt by or on behalf of Roche of Marketing Authorization in the [***](3)	[***] U.S. Dollars ($U.S. [***])

Upon receipt by or on behalf of Roche of Marketing Authorization in a [***]	[***] U.S. Dollars ($U.S. [***])

Upon receipt by or on behalf of Roche of Marketing Authorization in [***]	[***] U.S. Dollars ($U.S. [***])

(1)	For purposes of clarification, these Event Payments shall only apply for ITMN-191.

(2)	For purposes of clarification, these Event Payments shall only apply for Licensed Compounds other than ITMN-191.

(3)	The events set forth above with respect to “Filing of an NDA in the United States” and “receipt of Marketing Authorization in the United States” shall, in the event of an [***] Opt-Out for a particular Product, be [***] U.S. Dollars ($U.S. [***]) and [***] Million U.S. Dollars ($U.S. [***]), respectively.

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Roche shall notify InterMune promptly after the achievement of each of the foregoing events.
8.2.1	Credit for ITMN-191.
(a)	With respect to ITMN-191 (or the related Product comprising ITMN-191), each of the above Event Payments shall be paid only once, for the first occurrence of the triggering event, regardless of how many times such event is subsequently achieved for ITMN-191 (or the related Product). If [***] advances a [***] (or the related Product comprising such [***]), then Event Payments for such [***] (or the related Product) would be the same as ITMN-191 (or the related Product) so long as ITMN-191 (or the related Product) remains under development and/or commercialization at the time the Event Payments are achieved for such Collaboration Compound (or the related Product).

(b)	However, if ITMN-191 (or the related Product) is dropped from development or if ITMN-191 (or the related Product) does not receive Marketing Authorization, then the first Collaboration Compound (or the Product comprising such Collaboration Compound) that is advanced will receive Event Payments only for those events that were not achieved by ITMN-191 (or the related Product) prior to ITMN-191 (or the related Product) being dropped from development or not receiving Marketing Authorization. For example, if ITMN-191 received Event Payments for the Successful Completion of the [***] and was subsequently dropped from Development, then for the first Collaboration Compound to be advanced, InterMune would not receive the Event Payments already achieved by ITMN-191 but would be eligible to receive all other unpaid Event Payments for such Collaboration Compound. For purposes of clarification, in the event InterMune receives Event Payments for ITMN-191 for the events “release by InterMune in good faith of the Transition Plan Deliverables” and “Successful Completion of the first Combination Toxicology Study conducted by or on behalf of Roche for ITMN-191” described in this Section 8.2 (“ITMN-191 Events”) and ITMN-191 is subsequently dropped from Development, then the first Collaboration Compound to be advanced shall not be subject to the Event Payment for the “Initiation by or on behalf of Roche of the first Chronic Toxicology Study for any Licensed Compound” event as such event is in lieu of the ITMN-191 Events for Licensed Compounds other than[***]ITMN-191.

(c)	Furthermore, in the event any subsequent Collaboration Compound (or the related Product comprising such subsequent Collaboration Compound), is advanced following the first Collaboration Compound

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(or the related Product) described in subsection (b) above, then any Event Payment set forth in this Section 8.2 for events achieved by such subsequent Collaboration Compound (or the related Product) will be reduced by [***] percent ([***]%). For example, assuming ITMN-191 (or the related Product) is dropped from Development or does not receive Marketing Authorization and that Compound X is the first Collaboration Compound being advanced under subsection (b) above and Compound Y is the second Collaboration Compound being advanced under this subsection (c), the Event Payments for events achieved by Compound Y under this Section 8.2 will be paid at [***]percent ([***]%) of the amounts set forth for such events.
8.2.2	Definition of Successful Completion. For purposes of this Section 8.2, the following shall apply:
(a)	With respect to the [***] or first [***] for each Collaboration Compound that is a Licensed Compound with multiple ascending dose proof of concept (POC), “Successful Completion” shall mean [***] which leads to the [***] (which decision shall be made within [***] ([***]) days of the availability of the [***] and [***] for such study). Any decision to be made under this subsection (a) shall be made by [***] delivering to [***] written notice of such decision within the applicable timeframe described above. In the event [***] delivers written notice to [***] that it has determined not to move forward with the Development of the Licensed Compound or [***] does not deliver written notice of its decision within the applicable timeframe, [***] shall be deemed to have made the decision not to move forward with the Development of such Licensed Compound and [***] shall terminate all rights with respect to such Licensed Compound for the entire Territory pursuant to Section [***] hereof.

(b)	With respect to the Combination Toxicology Study, “Successful Completion” shall mean the determination by [***] in good faith that no [***] or other [***] of the [***] that do not allow [***] to [***] [***] have been [***] with ITMN-191 in such study (which determination shall be made no later than the earlier of (i) [***] ([***]) days after Initiation of such study; and (ii) [***] provided that [***] has delivered to [***] sufficient quantities of ITMN-191 by [***]). Any determination to be made under this subsection (b) shall be made by [***] delivering to [***] written notice of such determination within the applicable timeframe described above. In the event [***] does not deliver notice of its determination within the specified timeframe, [***] shall be deemed to have made the determination that Successful Completion has occurred for purposes of this Section 8.2. In the event [***] makes the determination in good faith that Successful Completion has not occurred (and delivers notice

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to [***] thereof within the specified timeframe), [***] may (but is not obligated to) terminate this Agreement with respect to ITMN-191 for the [***] [***] or in its [***] pursuant to Section 12.3 hereof. In the event [***] the Combination Toxicology Study and terminates the Agreement with respect to ITMN-191 or in its [***] prior to the availability of data to enable the determination of whether such [***] (or other [***] that do not [***] [***] [***] [***]) are [***] with ITMN-191 in such study and [***] was not the [***] of any [***] [***] finding in [***] for ITMN-191, then [***] shall pay the Event Payment as if Successful Completion of the Combination Toxicology Study has been achieved.

(c)	With respect to the Phase II Clinical Trial in the non-responder population, “Successful Completion” shall mean that [***] or, if such [***] subsequently decides to move forward with or continue Development of such Licensed Compound in a non-responder population.
8.2.3	Sales Performance Milestones. Upon achievement of an event listed below with respect to the first occurrence, Roche shall pay the following amounts once and once only:

Event	Amount
Upon the first occurrence of aggregate annual Net Sales in the Territory over $[***] million during a 12 month period	[***] U.S. Dollars ($U.S. [***])

Upon the first occurrence of aggregate annual Net Sales in the Territory over $[***] during a 12 month period	[***] U.S. Dollars ($U.S. [***])

Upon the first occurrence of aggregate annual Net Sales in the Territory over $[***] during a 12 month period	[***] U.S. Dollars ($U.S. [***])

Upon the first occurrence of aggregate annual Net Sales in the Territory over $[***] during a 12 month period	[***] U.S. Dollars ($US [***]0)
8.3	Royalties.
8.3.1	Royalties Payable By Roche. Subject to the terms and conditions of this Agreement, including InterMune’s Opt-Out right, Roche shall pay InterMune

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royalties, calculated on a Product-by-Product basis, as set forth in this Section 8.3.
(a)	Product Royalties.
(i)	Royalty Tiers if No Exercise of Opt-Out. In the event that InterMune has not exercised its Opt-Out for a Product, Roche shall pay InterMune royalties in an amount equal to the following percentage of Net Sales in the ROW Territory of such Product by Roche, its Affiliates and its permitted sublicensees (on a Product-by-Product basis):
(1)	[***] percent ([***]%) of Net Sales in the ROW Territory in each Calendar Year up to and including [***] U.S. Dollars ($U.S. [***]).

(2)	[***] percent ([***]%) of Net Sales in the ROW Territory in each Calendar Year for the portion of Net Sales exceeding [***] U.S. Dollars ($U.S. [***]) up to and including [***] U.S. Dollars ($U.S. [***]).

(3)	[***] percent ([***]%) of Net Sales in the ROW Territory in each Calendar Year for the portion of Net Sales exceeding [***] U.S. Dollars ($U.S. [***]).
(ii)	Royalty Tiers if Exercise of Opt-Out during Development. In the event that InterMune has exercised its Opt-Out during Development for a Product, Roche shall pay InterMune royalties in an amount equal to the following percentage of aggregate Net Sales in the Territory of such Product by Roche, its Affiliates and its permitted sublicensees (on a Product-by-Product basis) in the relevant territories:
(1)	[***] percent ([***]%) of Net Sales in the Territory in each Calendar Year up to and including [***] U.S. Dollars ($U.S. [***]).

(2)	[***] percent ([***]%) of Net Sales in the Territory in each Calendar Year for the portion of Net Sales exceeding [***] U.S. Dollars ($U.S. [***]) up to and including [***] U.S. Dollars ($U.S. [***]).

(3)	[***] percent ([***]%) of Net Sales in the Territory in each Calendar Year for the portion of Net Sales exceeding [***] U.S. Dollars ($U.S. [***]).

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(iii)	Royalty Tiers if Exercise of Opt-Out During Preparation of Co-Commercialization Plan/Budget. In the event that Opt-Out occurs during preparation of a Co-Commercialization Plan/Budget for a Product under Section 4.4.3(a)(iii), Roche shall pay InterMune royalties in an amount equal to the following percentage of aggregate Net Sales in the Territory of such Product by Roche, its Affiliates and its permitted sublicensees (on a Product-by-Product basis) in the relevant territories:
(1)	[***] percent ([***]%) of Net Sales in the Territory in each Calendar Year up to and including [***] U.S. Dollars ($U.S. [***]).

(2)	[***] percent ([***]%) of Net Sales in the Territory in each Calendar Year for the portion of Net Sales exceeding [***] U.S. Dollars ($U.S. [***]) up to and including [***] U.S. Dollars ($U.S. [***]).

(3)	[***] percent ([***]%) of Net Sales in the Territory in each Calendar Year for the portion of Net Sales exceeding [***] U.S. Dollars ($U.S. [***]).
(b)	Royalties on each Product at the rates set forth above shall continue on a country-by-country basis until the expiration of the later of: (i) the last-to-expire Valid Claim covering the making, using, selling, offering for sale, importation or exportation of the Licensed Compound or Product; or (ii) for a period of [***] ([***]) years after First Commercial Sale of such Product in such country (the “Royalty Period”).

(c)	All royalties are subject to the following conditions:
(i)	no royalties shall be due upon the sale or other transfer among Roche or its Affiliates, but in such cases the royalty shall be due and calculated upon Roche’s or its Related Party’s Net Sales to the first independent Third Party;

(ii)	no royalties shall accrue on the sale or other disposition of Product by Roche or its Affiliates for use in a Clinical Trial; and

(iii)	no royalties shall accrue on the disposition of Product in reasonable quantities by Roche or its Affiliates as samples (promotion or otherwise) or as donations (e.g., to non-profit

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institutions or government agencies for a non-commercial purpose).
(d)	In the event that there is no Valid Claim covering the making, using, selling, offering for sale, importation or exportation of the Licensed Compound or Product in a country, the royalties on each Product shall be decreased by [***] percent. Royalties payable upon such Products shall be in consideration of the InterMune Know-How provided under this Agreement.

(e)	If, during the Royalty Period, a Third Party receives Marketing Authorization for and commences commercial sale of a Generic Product in a country in which a royalty is payable under this Section 8.3 and such Generic Product represents [***] percent ([***]%) or more of the units sold during such Calendar Quarter for such Product as evidenced by data from IMS Health or another data service acceptable to both Parties, then Roche shall have the right to reduce any royalties due under Section 8.3 on account of the sale of such Products for the Generic Product indication by [***] percent ([***]%) beginning on the first date of the applicable Calendar Quarter and for so long as such Third Party continues sales of such Generic Product in such country above the threshold level. For the avoidance of doubt, the reduction in royalties pursuant to this Section 8.3.1(e) for generic competition or Section 8.3.1(d) for lack of a Valid Claim, shall not, in the aggregate, exceed [***] percent ([***]%).

(f)	Any royalty reduction shall only be made after taking into account royalties due by InterMune under the [***]. By way of example, if Roche were to pay InterMune a royalty of $[***] and InterMune owed a royalty of $[***] under the [***], the maximum Roche’s royalty paid to InterMune may be reduced is by [***]. Roche shall have the right to audit the royalties due and paid by InterMune under the [***] in accordance with Section 8.6.
8.3.2	Compulsory Licenses. If a compulsory license is granted to a Third Party, through the order, decree or grant of a governmental authority having competent jurisdiction, authorizing such Third Party to manufacture, use, sell, offer for sale, import or export a Product in any country in the Territory with a royalty rate lower than the royalty rate provided by Section 8.3.1 then the royalty rate to be paid by Roche on Net Sales in that country under Section 8.3.1 shall be reduced [***] [***].

8.3.3	Third Party Licenses. In the event that one or more Third Party Licenses (other than the Third Party Licenses under the [***] and [***]) are required by Roche or its Affiliates in order to make, have made, use, offer to sell, sell import and/or export Licensed Compound or Product(s) (hereinafter

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“Additional Third Party Patent Licenses”), Roche shall be obligated to make any payments thereunder with no right of credit or offset against the royalty payments due InterMune by Roche under Section 8.3.1 above.

8.3.4	Pre-Existing Royalty Obligations to [***] and [***]. As of the Effective Date, the royalty-based [***] and the [***] are in full force and effect. InterMune has provided a complete copy of both the [***] and the [***] to Roche prior to the Effective Date. InterMune shall be solely responsible for payments under the [***] and the [***]. If InterMune is not required or does not make a royalty based payment to [***] as a result of (i) any Third Party action against [***] or (ii) the natural expiration of the royalty term set forth in the [***] as of the Effective Date hereof (and, for purposes of clarification, not due to any action taken by InterMune to curtail or shorten such royalty term or to pay down or pay off such royalty to [***]), then any applicable royalty rate due to InterMune pursuant to this Agreement shall be reduced by [***] percent ([***]%).
8.4	Co-Commercialization Profit Split; Operating Expenses. The Parties shall calculate the Co-Commercialization Profit Split and Operating Expenses as set forth in attached Exhibit A, unless InterMune shall have exercised the Opt-Out. Sections 8.5 and 8.6 shall not be applicable to the Co-Commercialization Profit Split and Operating Expenses calculations and reports and audit rights related to such calculations shall be as set forth in attached Exhibit A.

8.5	Reports; Payment of Royalty. During the term of this Agreement following the First Commercial Sale of a Product and in addition to any reports which are due under Exhibit A, Roche shall furnish to InterMune a quarterly written report for the Calendar Quarter showing (a) the Adjusted Gross Sales and the Net Sales of the Product sold by Roche or its Affiliates during such quarter on a country-by-country basis; (b) the date of any First Commercial Sale of the Product in each country during such quarter; (c) the Net Sales of all Products subject to royalty payments sold by Roche and its Affiliates during the reporting period; (d) the royalties payable under this Agreement; and (e) any Sales Milestones due based on the cumulative aggregate annual Net Sales under Section 8.2.3. In addition, Roche shall furnish InterMune with sufficient additional information so as to meet its reporting and payment obligations under the [***]. Reports shall be due on the sixtieth (60th) day following the close of each Calendar Quarter. Royalties shown to have accrued by each royalty report shall be due and payable on the date such royalty report is due. Roche shall keep records in sufficient detail to enable the royalties payable hereunder to be determined.

8.6	Audits. Roche and its Affiliates shall keep, and shall require its licensees and sublicensees to keep, full, true and accurate books of accounts containing all particulars that may be necessary for the purpose of calculating all royalties payable under this Agreement.

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Such books of accounts shall be kept at their principal place of business. At the expense of InterMune, InterMune has the right to engage Roche’s officially appointed worldwide independent public accountant to perform, on behalf of InterMune an audit of such books and records of Roche and its Affiliates, its licensees and sublicensees, that are deemed necessary by Roche’s independent public accountant to report on Net Sales of Product for the period or periods requested by InterMune and the correctness of any report or payments made under this Agreement.

Upon timely request and at least sixty (60) working days’ prior written notice from InterMune, such audit shall be conducted in the countries specifically requested by InterMune, during regular business hours in such a manner as to not unnecessarily interfere with Roche’s normal business activities, and shall be limited to results in the two (2) calendar years prior to audit notification.

Such audit shall not be performed more frequently than once per calendar year nor more frequently than once with respect to records covering any specific period of time. All information, data documents and abstracts herein referred to shall be used only for the purpose of verifying royalty statements or compliance with this Agreement, shall be treated as Roche Confidential Information subject to the obligations of this Agreement and need neither be retained more than one (1) year after completion of an audit hereof, if an audit has been requested; nor more than two (2) years from the end of the calendar year to which each shall pertain; nor more than one (1) year after the date of termination of this Agreement.

Audit results and findings shall be shared by Roche and InterMune. If the audit reveals an overpayment, InterMune shall reimburse Roche for the amount of the overpayment within thirty (30) days. If the audit reveals an underpayment, Roche shall make up such underpayment within thirty (30) days and reimburse InterMune for audit fees incurred by InterMune in conducting such audit provided the underpayment is greater than [***] percent ([***]%).

The failure of InterMune to request verification of any royalty calculation within the period during which corresponding records must be maintained will be deemed to be acceptance of the royalty reporting.

8.7	Payment Exchange Rate. All payments to be made under this Agreement shall be made in United States dollars and may be paid by bank wire transfer in immediately available funds to such bank account in the United States as may be designated in writing by a Party from time to time. In the case of sales outside the United States, the rate of exchange to be used in computing the amount of currency equivalent in United States dollars due InterMune shall be made at the average year-to-date rate of exchange as retrieved from the Reuters system (or with respect to Roche any other source then routinely used by Roche) for the applicable time period.

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8.8	Income Tax Withholding. If laws, rules or regulations require withholding of income taxes or other taxes imposed upon payments set forth in Article 8, a Party shall make such withholding payments as may be required and shall subtract such withholding payments from the payments set forth in Article 8. Such Party shall submit appropriate proof of payment of the withholding taxes to the other Party within a reasonable period of time.
ARTICLE 9 — REPRESENTATIONS, WARRANTIES AND COVENANTS
9.1	Representations and Warranties of Each Party. Each Party represents and warrants to the other Party that, as of the Effective Date:
9.1.1	it is duly organized, validly existing and in good standing under the laws of the jurisdiction of incorporation;

9.1.2	it has the full right, power and authority to enter into this Agreement and to perform its obligations hereunder;

9.1.3	this Agreement has been duly-executed by it and is legally binding upon it, enforceable in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitably remedy of specific performance or injunctive relief is subject to the discretion of the court or other tribunal before which any proceeding may be brought);

9.1.4	the execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it;

9.1.5	it has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in, as to InterMune, the InterMune Patent Rights or InterMune Know-How or, as to Roche, the Roche Patent Rights or the Roche Know-How, and will not do so during the term of this Agreement other than with the prior written consent of the other Party; and

9.1.6	it has (or will have at the time performance is due) maintained and will maintain and keep in full force and effect all material agreements (including license agreements) and filings (including patent filings) necessary to perform its material obligations hereunder.
9.2	Additional Representations, Warranties and Covenants of InterMune. InterMune hereby further represents and warrants to Roche that:

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9.2.1	as of the Effective Date, to InterMune’s knowledge, there are no claims, judgments or settlements against or owed by InterMune and no pending or threatened claims or litigation relating to the InterMune Patent Rights and InterMune Know-How; and

9.2.2	as of the Effective Date, InterMune has taken reasonable measures to protect the confidentiality of the InterMune Know-How and will continue to take such measures during the term of the Agreement; and

9.2.3	it has not granted, and will not grant (except as otherwise permitted by the terms of this Agreement) during the term of this Agreement, any Third Party, including any academic organization or agency, any rights to make, have made, use, sell, offer for sale, import or export Licensed Compounds or Products.
9.3	Additional Representations, Warranties and Covenants of Roche. Roche hereby further represents, warrants and covenants to InterMune that:
9.3.1	as of the Effective Date, to Roche’s knowledge, there are no claims, judgments or settlements owed by Roche and no pending claims or litigation relating to the Roche Patent Rights and Roche Know-How;

9.3.2	as of the Effective Date, Roche has taken reasonable measures to protect the confidentiality of the Roche Know-How and will continue to take such measures during the term of the Agreement; and

9.3.3	it has not granted, and will not grant (except as otherwise permitted by the terms of this Agreement) during the term of this Agreement, any Third Party, including any academic organization or agency, any rights to Reverted Compounds, Passed Compounds , Licensed Compounds or Products.
9.4	HSR Act.
9.4.1	InterMune and Roche shall make all necessary initial filings under the HSR Act as promptly as practicable but in no event more than five (5) business days following the execution of this Agreement. Subject to the terms and conditions of this Agreement, each of InterMune and Roche will use all Commercially Reasonable Efforts to do, or cause to be done, all things necessary, proper or advisable to, as promptly as practicable, (i) obtain all consents, approvals or actions of, make all filings with and give all notices to governmental or regulatory authorities or any other public or private third parties required of either Party to consummate the transactions contemplated by this Agreement, and (ii) provide such other information and communications to such governmental or regulatory authorities as the other party or such governmental or regulatory authorities may reasonably request. In addition to and not in limitation of the foregoing, each of the Parties will

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(x) take promptly all actions necessary to make the filings required of InterMune and Roche or their respective Affiliates under the HSR Act and under any similar or comparable foreign antitrust statute or regulation, (y) request early termination with the Federal Trade Commission (the “FTC”) and comply at the earliest practicable date with any request for additional information received by such Party or its Affiliates from the FTC or the Antitrust Division of the Department of Justice (the “Antitrust Division") pursuant to the HSR Act or from similar or comparable foreign governmental authorities, and (z) cooperate with the other Party in connection with such Party’s filings under the HSR Act and comparable foreign statutes and in connection with resolving any investigation or other inquiry concerning the transactions contemplated by this Agreement commenced by the FTC, the Antitrust Division, or state attorneys general or comparable foreign authorities. Each party shall give the other party reasonably prior notice of any communication with or any proposed communication, understanding or agreement with any governmental or regulatory authority with respect to the transactions contemplated by this Agreement. None of the parties shall independently participate in any meeting, or engage in any substantive conversation, with any such governmental or regulatory authority in respect of any filings or inquiry without giving the other party prior notice of the meeting and, unless prohibited by such governmental or regulatory authority, the opportunity to attend and/or participate. Notwithstanding the foregoing, neither Party nor any of their respective Affiliates shall be required to divest or hold separate or otherwise take or commit to take any action that limits its freedom of action with respect to, or its ability to retain, any of its businesses, assets or product lines or that otherwise could materially adversely affect such Party or its Affiliates.

9.4.2	If the transactions contemplated by this Agreement are subject to the notification requirements of the HSR Act or any other applicable governmental law, then the effectiveness of this Agreement and the transactions contemplated hereunder shall be subject to and contingent upon the expiration or termination of all applicable waiting periods under the HSR Act or other applicable law. Subject to the terms and conditions of this Agreement, each Party shall use all reasonable efforts to take, or cause to be taken, all reasonable actions and to do, or cause to be done, all things necessary and appropriate to satisfy the condition subsequent and to consummate the transactions contemplated by this Agreement. Each Party shall cooperate with the other Party in the preparation, execution and filing of all documents that are required or permitted to be filed on or before the Closing Date for the purpose of consummating this transaction, including, filings pursuant to the HSR Act or other governmental filing. Each Party shall bear its own costs (including counsel or other expert fees) with respect to preparing, executing and filing such documents.

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9.4.3	Either Party may terminate this Agreement in its entirety, upon ten (10) days prior written notice to the other Party if the condition subsequent under this Section 9.4 has not been fulfilled within three (3) months after the Execution Date, in which case, upon termination, there shall be no liabilities for obligations on the part of either Party except if there has been a breach of this Section 9.4.
9.5	Disclaimer of Warranties. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR MANDATED BY APPLICABLE LAW (WITHOUT THE RIGHT TO WAIVE OR DISCLAIM), NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY WITH RESPECT TO A LICENSED COMPOUND, PRODUCT, ANY PATENT RIGHTS, KNOW-HOW, GOODS, SERVICES, RIGHTS, OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING IMPLIED WARRANTIES OF PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.
ARTICLE 10— INTELLECTUAL PROPERTY RIGHTS
10.1	Research Information and Inventions. The entire right, title and interest in:
10.1.1	InterMune Know-How shall be owned solely by InterMune;

10.1.2	Roche Know-How shall be owned solely by Roche; and

10.1.3	Joint Know-How shall be owned jointly by InterMune and Roche.
Determination of whether an invention was made by one Party or jointly by the Parties shall be made in accordance with the principles of inventorship under the United States patent laws. InterMune shall promptly disclose to Roche in writing the development, making, conception and/or reduction to practice of InterMune Know-How and Joint Know-How at the time when InterMune is ready to file a patent application. Roche shall promptly disclose to InterMune in writing the development, making, conception and/or reduction to practice of Roche Know-How and Joint Know-How at the time when Roche is ready to file a patent application.
10.2	Filing, Prosecution and Maintenance of Patents
10.2.1	By InterMune. InterMune shall have the first right to file, prosecute and maintain in the Territory, upon appropriate consultation with Roche, patents and patent applications Covering the InterMune Patent Rights licensed to Roche under this Agreement and Joint Patent Rights. In the event InterMune does elect to prosecute or maintain such InterMune Patent Rights or Joint Patent Rights, InterMune shall do so in good faith. InterMune may elect not to prosecute or maintain such InterMune Patent Rights or Joint Patent Rights

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and, if so, InterMune shall promptly notify Roche and Roche shall have the right to prosecute or maintain such patent applications and patents, in which case, if Roche elects to prosecute or maintain such patent applications and patents, Roche shall do so in good faith.

10.2.2	By Roche. Roche shall have the first right to file, prosecute and maintain in the Territory, upon appropriate consultation with InterMune, patents and patent applications Covering the Roche Patent Rights licensed to InterMune under this Agreement. In the event Roche does elect to prosecute or maintain such Roche Patent Rights, Roche shall do so in good faith. Roche may elect not to prosecute or maintain such Roche Patent Rights and, if so, Roche shall promptly notify InterMune and InterMune shall have the right to prosecute or maintain such patent applications and patents, in which case, if InterMune elects to prosecute or maintain such patent applications and patents, InterMune shall do so in good faith.

10.2.3	Procedures Under Sections 10.2.1 and 10.2.2.
(a)	In each case under Sections 10.2.1 and 10.2.2, the Party with first right to file, prosecute or maintain shall give notice to the other Party of any desire to cease prosecution and/or maintenance of the applicable patent rights on a country-by-country basis in the Territory and, in such case, shall permit the other Party, in such other Party’s sole discretion, to continue prosecution or maintenance of such patent rights at the other Party’s own expense. If the other Party elects to continue prosecution or maintenance based on the Party with the first rights’ election not to file pursuant to Section 10.2.1 or 10.2.2, the initial Party shall execute such documents and perform such acts at such initial Party’s expense as may be reasonably necessary to permit the other Party to continue such prosecution or maintenance. The other Party may, at its discretion, seek input from the initial Party, including technical information and assistance, in the prosecution or maintenance of the patent applications or patents, and the initial Party shall provide such input as it is reasonably able to provide in a timely manner and at its own expense.

(b)	The Party assuming responsibility for prosecution or maintenance of the patent applications or patents shall keep the non-responsible Party advised of the status of the patent applications or patents in the Territory. The Party assuming responsibility for prosecution or maintenance of the patent applications or patents in a Major Market country shall provide copies of any papers related to the filing, prosecution and maintenance of such patent applications or patents, so that the non-responsible Party shall have at least [***] ([***]) calendar days (or in the event of a deadline that does not reasonably permit such [***] ([***]) days, a reasonable period) to comment on

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any prosecution document being filed in a [***]. In the event of such comment, the responsible Party shall give [***] consideration to such comment, [***] as set forth [***] in this Section 10.2.3, the [***] regarding any prosecution matter shall rest with the [***]. The responsible Party shall promptly give notice to the non-responsible Party of the grant, lapse, revocation, surrender, invalidation or abandonment of any patent applications or patents for which they have prosecution or maintenance responsibility pursuant to this Article 10.

(a)	With respect to any patent or application in the [***] or [***] being prosecuted or maintained by [***] in a [***] that includes a [***], [***] shall have the following enhanced rights of participation:
(i)	In the event that [***] proposes to take action that would abandon, terminate, or cancel a [***] or narrow a [***] to exclude from its scope a [***] (or a method of making or using the same) without [***] any other [***] of comparable scope in that [***], [***] shall seek the written consent of [***] at least [***] calendar days prior to taking the proposed action (or in the event of a deadline that does not reasonably permit such [***] days, a reasonable period), which written consent shall not unreasonably be withheld. Failure of [***] to respond to such a request within such [***] (or in the event of a deadline that does not reasonably permit such [***], a reasonable period) shall be taken as written consent, and any written opposition to the proposed action shall be accompanied by a reasoned statement in support thereof, and [***] shall additionally make a good faith effort to suggest alternative actions that would address the relevant objectives. [***] and [***] each agree to respond in good faith to discussions initiated by the other party relating to such issues to seek an amicable resolution.

(ii)	In the event that [***] terminates this Agreement for cause under Section [***], or in the event of a [***], upon the written request of [***] shall: engage outside counsel to prosecute any application pending or to be filed in a [***] that includes a [***] (to the extent such application is not already being prosecuted by outside counsel); and (to the extent permitted under local law) prepare and file at [***] expense (or lend all necessary cooperation and execute all necessary documents to allow [***] to prepare and file) one or more continuing applications in [***] which [***] may prosecute in [***] sole discretion, which are and shall continue to be expressly limited to one or both [***] (including salts, hydrates, enantiomers, and esters thereof), formulations or compositions thereof,

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and/or methods of making or using the same. With respect to these continuing applications which [***] chooses to prosecute, [***] shall, as the responsible Party in filing, prosecuting and maintaining such applications, do so in good faith and provide [***] the right to comment on any prosecution document being filed as set forth in Section 10.2.3 hereof; provided, however that in the event [***] chooses to prosecute such continuing applications as a result of a [***], [***] shall provide [***] the right to comment only on applications that are [***] or otherwise [***] for [***] which [***] shall consider in good faith. In the event that [***] proposes to take action that would abandon, terminate or cancel a [***] or narrow a [***] to exclude from its scope a [***] (or a method of making or using the same) without filing or maintaining any other [***] of comparable scope in that [***], [***] may do so provided that such action would have no impact on the [***] due to [***] under [***] hereunder.
10.2.4	With respect to all patent applications or patents hereunder, the responsible Party shall bear the cost and expenses related to such patent applications and patents.
10.3	Interference, Opposition, Reexamination and Reissue.
10.3.1	Each Party shall promptly inform the other Party of learning of any patent office instituted or Third Party request for, or filing or declaration of, any interference, opposition or reexamination relating to the InterMune Patent Rights, Roche Patent Rights or Joint Patent Rights. InterMune shall be the lead Party on any InterMune Patent Rights and Joint Patent Rights, and Roche shall be the lead Party on any Roche Patent Rights. Roche and InterMune shall thereafter consult and cooperate fully to determine a course of action with respect to any such proceeding. The Parties shall have the right to review and comment on any submission to be made in connection with such proceeding.

10.3.2	Neither Party shall initiate or request any interference, opposition, reexamination or reissue proceeding relating to patent applications or patents licensed to the other Party under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

10.3.3	In connection with any interference, opposition, reexamination or reissue proceeding relating to patent applications or patents licensed to the other Party under this Agreement, Roche and InterMune shall cooperate fully and shall provide each other with any information or assistance that either may reasonably request. The Parties shall keep each other informed of developments in any such action or proceeding, including, to the extent

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permissible by law, consultation on and approval of any settlement, the status of any settlement negotiations and the terms of any offer related thereto.

10.3.4	Each Party shall bear the expense of any interference, opposition, reexamination, or reissue proceeding relating to its respective patent applications or patents licensed to the other Party under this Agreement.
10.4	Enforcement and Defense.
10.4.1	Each Party shall give notice to the other Party of (i) any infringement of InterMune Patent Rights, Roche Patent Rights, or Joint Patent Rights, or (ii) any misappropriation or misuse of InterMune Know-How, Roche Know-How or Joint Know-How, that may come to that Party’s attention. Roche and InterMune shall thereafter consult and cooperate fully to determine a course of action, including the commencement of legal action by either or both Roche and InterMune to terminate any such infringement or any misappropriation or misuse. With regard to InterMune Patent Rights, InterMune Know-How and Joint Patent Rights, InterMune, upon notice to Roche, shall have the first right to initiate and prosecute such legal action at its own expense and in the name of InterMune and Roche, or to control the defense of any declaratory judgment action relating to InterMune Patent Rights, InterMune Know-How or Joint Patent Rights if the litigation is not directed at an accused compound or product that is the same as a Licensed Compound(s) or Product(s). With regard to InterMune Patent Rights, InterMune Know-How and Joint Patent Rights, Roche, upon notice to InterMune, shall have the first right to initiate and prosecute such legal action at its own expense and in the name of InterMune and Roche, or to control the defense of any declaratory judgment action relating to InterMune Patent Rights, InterMune Know-How or Joint Patent Rights if the litigation is directed at an accused compound or product that is the same as a Licensed Compound(s) or Product(s). Each Party shall promptly inform the other party if it elects not to exercise such first right and the other party shall thereafter have the right to either initiate and prosecute such action or to control the defense of such declaratory judgment action in the name of Roche and InterMune. With regard to Roche Patent Rights and Roche Know-How, Roche, upon notice to InterMune, shall have the first right to initiate and prosecute such legal action at its own expense and in the name of Roche and InterMune, or to control the defense of any declaratory judgment action relating to Roche Patent Rights or Roche Know-How. Roche shall promptly inform InterMune if it elects not to exercise such first right and InterMune shall thereafter have the right to either initiate and prosecute such action or to control the defense of such declaratory judgment action in the name of InterMune and, if necessary, Roche. Each Party shall have the right to be represented by counsel of its own choice.

10.4.2	In the event that a Party elects not to initiate and prosecute an action as provided in Section 10.4.1, and the other Party elects to do so, the costs of any

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agreed-upon course of action to terminate infringement or misappropriation or misuse, including the costs of any legal action commenced or the defense of any declaratory judgment, shall be paid by the Party initiating and prosecuting such action.

10.4.3	For any action as provided in Section 10.4.1, in the event that either Party is unable to initiate or prosecute such action solely in its own name, the other Party shall join such action voluntarily and shall execute and cause its Affiliates to execute all documents necessary for such other Party to initiate litigation to prosecute and maintain such action. In connection with any action, Roche and InterMune shall cooperate fully and shall provide each other with any information or assistance that either may reasonably request. Each Party shall keep the other informed of developments in any action or proceeding, including, to the extent permissible by law, consultation on and approval of any settlement, the status of any settlement negotiations and the terms of any offer related thereto.

10.4.4	Any recovery obtained by either or both Roche and InterMune in connection with or as a result of any action contemplated by this Section 10.4, whether by settlement or otherwise, shall be shared in order as follows:
(a)	the Party which initiated and prosecuted the action shall recoup all of its reasonable costs and expenses incurred in connection with the action;

(b)	the other Party shall then, to the extent possible, recover its reasonable costs and expenses incurred in connection with the action;

(c)	the amount of any recovery remaining shall then be allocated between the Parties as follows: (i) any compensatory damages shall be treated as Net Sales hereunder; and (ii) any punitive damages shall be awarded to the Party initiating the action.
10.4.5	The Parties shall inform each other of any certification regarding their respective patents and patent applications licensed under this Agreement it has received pursuant to either 21 U.S.C. §§355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV) or its successor provisions, or any similar provisions in a country in the Territory other than the United States, and shall provide the other Party with a copy of such certification within five (5) days of receipt. InterMune’s and Roche’s rights with respect to the initiation and prosecution of any legal action as a result of such certification or any recovery obtained as a result of such legal action shall be as defined in Sections 10.4.1 through 10.4.4 hereof; provided, that the respective Party may exercise its first right to initiate and prosecute any action and shall inform the other Party of such decision within ten (10) days of receipt of the certification, after which time the other Party shall have the right to initiate and prosecute such action. Regardless of which

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Party has the right to initiate and prosecute such action, both Parties shall, as soon as practicable after receiving notice of such certification, convene and consult with each other regarding the appropriate course of conduct for such action. The non-initiating Party shall have the right to be kept fully informed and participate in decisions regarding the appropriate course of conduct for such action, and the right to join and participate in such action.
10.5	Patent Term Restoration. The Parties hereto shall cooperate with each other, including providing necessary information, documents and assistance as the other Party may reasonably request, in obtaining patent term restoration or supplemental protection certificates or their equivalents in any country in the Territory where applicable to InterMune Patent Rights, Roche Patent Rights and Joint Patent Rights. In the event that elections with respect to obtaining such patent term restoration or supplemental protection certificates or their equivalents are to be made, Roche shall have the right to make the election and InterMune agrees to abide by such election; provided that in the event Roche elects not to file a patent term restoration or supplemental protection certificate or their equivalents, Roche shall (a) promptly inform InterMune of its intention not to file and (b) grant to InterMune the right to file such patent term extension and provide necessary information, documents and assistance as InterMune may reasonably request.
ARTICLE 11 — INDEMNIFICATION; LIMITATION OF LIABILITY
11.1	Mutual Indemnification. Each Party shall indemnify, defend and hold harmless the other Party, its Affiliates, and its licensors, and all of their respective officers, directors, employees and agents from and against any and all claims, suits, actions, demands, damages and liabilities, including reasonable legal costs and fees and other expenses of litigation (collectively, “Claims") brought by a Third Party (any of the foregoing, a “Loss") arising out of or resulting from directly or indirectly (a) the breach by the indemnifying Party of any warranty, representation or covenant by or obligation of such Party in this Agreement, or (b) the gross negligence, recklessness or intentional acts or omissions of the indemnifying Party, its Affiliates or agents and their respective officers, directors, employees and agents with respect to this Agreement and the transactions contemplated hereby.
11.2	Indemnification by Roche. Except to the extent InterMune is required to indemnify Roche under Sections 11.1 or 11.3, Roche agrees to indemnify, defend and hold harmless InterMune, its Affiliates, and its licensors, and all of their respective officers, directors, employees and agents (collectively, the “InterMune Indemnitees") from and against any and all Losses to which any InterMune Indemnitee may become subject to arising out of or resulting from directly or indirectly: (a) the negligence, recklessness, bad faith, intentional wrongful acts or omissions of Roche or its Affiliates (or, to the extent permitted under this Agreement, their respective agents, contractors, distributors, representatives or other persons or entities working on their behalf), including in connection with Development, Co-Funded Development, Commercialization, Co-Commercialization, Co-Promotion or manufacture of the Licensed Compounds and

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Products (including any patent infringement or product liability claims including any manufacturing or other product defects, failure to comply with regulatory and other legal requirements, failure to provide adequate warnings and misuse of the Products), except to the extent Losses arise out of the negligence, recklessness, bad faith, intentional wrongful acts or omissions of InterMune or its Affiliates (or, to the extent permitted under this Agreement, their respective agents, contractors, distributors, representatives or other persons or entities working on their behalf); and (b) material breach by Roche (or conduct or omission by any of its Affiliates, which if performed or failed to be performed by Roche would be a breach by Roche) of the terms of, or the representations and warranties made by it in, this Agreement.

11.3	Indemnification by InterMune. Except to the extent Roche is required to indemnify InterMune under Sections 11.1 or 11.2, InterMune agrees to indemnify, defend and hold harmless Roche, its Affiliates, and all of their respective officers, directors, employees and agents (collectively, the “Roche Indemnitees") from and against any and all Losses to which any Roche Indemnitee may become subject to arising out of or resulting from directly or indirectly: (a) the negligence, recklessness, bad faith, intentional wrongful acts or omissions of InterMune or its Affiliates (or, to the extent permitted under this Agreement, their respective agents, contractors, distributors, representatives or other persons or entities working on their behalf), including in connection with Development, Co-Funded Development, Co-Commercialization or Co-Promotion of the Licensed Compounds and Products (including any patent infringement or product liability claims including any manufacturing or other product defects, failure to comply with regulatory and other legal requirements, failure to provide adequate warnings and misuse of the Products), except to the extent Claims arise out of the negligence, recklessness, bad faith, intentional wrongful acts or omissions of Roche or its Affiliates (or, to the extent permitted under this Agreement, their respective agents, contractors, distributors, representatives or other persons or entities working on their behalf); (b) the negligence, recklessness, bad faith, intentional wrongful acts or omissions of InterMune or its Affiliates (or, to the extent permitted under this Agreement, their respective agents, contractors, distributors, representatives or other persons or entities working on their behalf), including in connection with Development or Commercialization of the Reverted Compounds, Passed Compounds and products containing such Reverted Compounds or Passed Compounds (including any patent infringement or product liability claims including any manufacturing or other product defects, failure to comply with regulatory and other legal requirements, failure to provide adequate warnings and misuse of the Products), except to the extent Losses arise out of the negligence, recklessness, bad faith, intentional wrongful acts or omissions of Roche or its Affiliates (or, to the extent permitted under this Agreement, their respective agents, contractors, distributors, representatives or other persons or entities working on their behalf)and (c) material breach by InterMune (or conduct or omission by any of its Affiliates, which if performed or failed to be performed by InterMune would be a breach by InterMune) of the terms of, or the representations and warranties made by it in, this Agreement.

11.4	Indemnification in Connection with Co-Commercialization. In the event of any product liability or other Claim related solely to the Co-Commercialization Country for

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which neither Party is entitled to indemnification hereunder, the Parties shall treat Losses therefrom as Operating Expenses.
11.5	Control of Defense. In the event of any Claim against the InterMune Indemnitees or the Roche Indemnitees (individually, the “Indemnified Party"), the Indemnified Party shall promptly notify to the other Party (the “Indemnifying Party") in writing of the Claim. Such Claim for indemnity shall indicate the nature of the Claim and the basis therefor. Promptly after a Claim is made for which the Indemnified Party seeks indemnity, the Indemnified Party shall permit the Indemnifying Party, at its option and expense, to assume the complete defense of such Claim, provided that (i) the Indemnified Party will have the right to participate in the defense of any such Claim at its own cost and expense, (ii) the Indemnifying Party will conduct the defense of any such Claim with due regard for the business interests and potential related liabilities of the Indemnified Party, and (iii) the Indemnifying Party will not agree to any settlement that would admit liability on the part of the Indemnified Party or involve relief other than payment of money, without the approval of the Indemnified Party, not to be unreasonably withheld; and provided, further, that if it is reasonably likely that the Parties may have conflicting interests or if it is otherwise not advisable under applicable legal and ethical requirements for the Indemnifying Party’s defense counsel to represent both Parties, separate independent counsel shall be retained for each Party at its own expense. The Indemnified Party shall have the right, at its election, to release and hold harmless the Indemnifying Party from its obligations hereunder with respect to such Claim and assume the complete defense of the same in return for payment by the Indemnifying Party to the Indemnified Party of the amount of the Indemnifying Party’s settlement offer. The Indemnifying Party will not, in defense of any such Claim, except with the consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect thereof. After notice to the Indemnified Party of the Indemnifying Party’s election to assume the defense of such Claim, the Indemnifying Party shall be liable to the Indemnified Party for such legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof at the request of the Indemnifying Party. As to those Claims with respect to which the Indemnifying Party does not elect to assume control of the defense, the Indemnified Party will afford the Indemnifying Party an opportunity to participate in such defense at the Indemnifying Party’s own cost and expense, and will not settle or otherwise dispose of any of the same without the consent of the Indemnifying Party.
11.6	Exclusive Remedy
The rights and remedies provided pursuant to this Article 11 are the sole and exclusive remedies of the Parties with respect to the Losses subject to indemnification under this Article 11.

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11.7	Limitation of Liability
IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY UNDER THIS AGREEMENT FOR ANY LOSS OF PROFITS, LOSS OF BUSINESS OR INTERRUPTION OF BUSINESS, OR FOR ANY OTHER INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND, EVEN If SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGES PROVIDED, THAT THIS LIMITATION SHALL NOT LIMIT THE INDEMNIFICATION OBLIGATION OF SUCH PARTY UNDER THE PROVISIONS OF ARTICLE 11 FOR SUCH DAMAGES CLAIMED BY A THIRD PARTY AND NOTHING IN THIS SECTION 11.7 IS INTENDED TO LIMIT ROCHE’S PAYMENT OBLIGATIONS UNDER ARTICLE 8. IN NO CASE SHALL EITHER PARTY BE LIABLE FOR ANY REPRESENTATION OR WARRANTY MADE BY THE OTHER PARTY TO ANY THIRD PARTY. THE FOREGOING LIMITATION OF LIABILITY SHALL NOT APPLY TO THE EXTENT OF A PARTY’S GROSS NEGLIGENCE, RECKLESSNESS OR INTENTIONAL ACTS OR OMISSIONS.

11.8	Insurance. Each Party agrees to self-insure or to obtain and maintain at its cost and expense, while this Agreement is in effect, including any surviving obligations: (i) commercial general liability insurance including contractual liability insurance; (ii) products liability insurance; (iii) property damage insurance; (iv) professional liability insurance; (v) workers compensation insurance; and (vi) automobile insurance in amounts appropriate to the conduct of such Party’s activities under this Agreement.
ARTICLE 12 — TERM AND TERMINATION
12.1	Term and Expiration. This Agreement shall be effective as of the Effective Date and unless terminated earlier pursuant to this Article 12, this Agreement shall continue in effect until expiration of all royalty obligations hereunder. Upon expiration of this Agreement, Roche’s and InterMune’s licenses pursuant to Section 5.2 shall become irrevocable, fully paid-up, perpetual licenses.

12.2	Early Termination of Research Program Term.
12.2.1	Termination of Research Program at Roche’s Discretion. Roche shall have the option, in its sole discretion, to terminate the Research Program prior to the expiration of the Research Program Term (i.e., prior to the expiration of the [***] ([***]) year period from the Effective Date hereof), upon not less than [***] days prior written notice to InterMune.

12.2.2	Termination of Research Program Upon Agreement by Parties. Upon agreement by both Parties in writing, the Parties may terminate the Research Program prior to the expiration of the Research Program Term at any time.

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12.2.3	Consequences of Early Termination of Research Program.
(a)	Upon Roche’s early termination of the Research Program pursuant to Section 12.2.1, Roche’s Opt-In Option for Passed Compounds described in Section 5.3.5 and 5.3.6 and Roche’s Right of First Negotiation for [***] compounds described in Section 6.3.2 shall automatically terminate and be of no further force or effect and this Agreement shall otherwise remain in full force and effect.

(b)	In the event both Parties agree in writing to the early termination of the Research Program pursuant to Section 12.2.2, Roche’s Right of First Negotiation for [***] compounds in Section 6.3.2 shall not be impacted by such termination and this Agreement shall otherwise remain in full force and effect.
12.3	Termination in Roche’s Discretion. Roche shall have the option, in its sole discretion, at any time after the [***]-month anniversary of the Effective Date, to terminate this Agreement (i) on a Licensed Compound-by-Licensed Compound (i.e., Roche terminating rights to a Licensed Compound for purposes of the entire Territory); (ii) Product-by-Product (i.e., Roche terminating rights to a Product for purposes of the entire Territory); (iii) country-by-country basis, subject to Section 12.3.1 below (i.e., Roche terminating rights for one or more Licensed Compounds or Products for purposes of a country within the Territory) or (iv) in its entirety, upon not less than one hundred eighty (180) days prior written notice to InterMune subject to the following:
12.3.1	Limitations on Termination on a Country-By-Country Basis.
(a)	Notwithstanding anything to the contrary contained herein, with respect to Roche’s termination rights on a country-by-country basis within the Major Markets without terminating the entire Agreement, Roche may only terminate this Agreement with respect to (i) no more than one (1) country within the Major European Market after Marketing Authorization is received therein in the event Roche terminates this Agreement with respect to Japan as specified herein and (ii) no more than two (2) countries within the Major European Market after Marketing Authorization is received therein in the event this Agreement is not terminated with respect to Japan as specified herein. Any termination of this Agreement by Roche with respect to a country within the Major European Market as permitted herein may only be done with twelve (12) months prior written notice to InterMune, and Roche, during the twelve (12) month notice period, shall reasonably assist in the transition of all rights and obligations for such terminated country to InterMune.

(b)	Notwithstanding the foregoing, in the event Chugai issues to Roche or InterMune a termination notice with respect to the rights granted to Roche under this Agreement for Japan or Chugai is not designated as an Affiliate of Roche under this Agreement by the Initiation of the first

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Phase III Clinical Trial for a Product, within sixty (60) days of either the termination notice from Chugai or non-designation of Chugai as a Roche Affiliate, as applicable, Roche shall deliver to InterMune either a reasonably detailed plan for engaging another Third Party reasonably acceptable to InterMune to perform Development and Commercialization efforts in Japan pursuant to this Agreement or a written notice terminating this Agreement with respect to Japan (in which case termination of this Agreement with respect to Japan shall be effective immediately upon delivery of termination notice by Roche). In the event Roche delivers to InterMune a plan to engage another Third Party reasonably acceptable to InterMune to perform Development and Commercialization efforts in Japan, then Roche shall use Commercially Reasonable Efforts to execute on such plan and engage such a Third Party no later than six (6) months after the delivery of such plan to InterMune. At any time during such six (6) month period, in the event Roche is unable to engage another Third Party reasonably acceptable to InterMune after using Commercially Reasonable Efforts, then Roche may terminate this Agreement with respect to Japan upon written notice to InterMune; provided, however, that this Agreement will be deemed automatically terminated with respect to Japan in the event that Roche has not engaged another Third Party to perform its Development and Commercialization efforts in Japan upon the expiration of such six (6) month period.
12.3.2	Consequences of Termination of Agreement (i) on a Licensed Compound-by-Licensed Compound basis, (ii) on a Product-by-Product basis or (iii) on a country-by-country basis. With respect to termination by Roche of this Agreement on a Licensed Compound-by-Licensed Compound, Product-by-Product and/or country-by-country basis in accordance with Section 12.3 hereof, the following consequences shall apply:
(a)	InterMune’s license grants to Roche pursuant to Article 5 shall terminate as of the termination date with respect to such terminated Licensed Compound, Product and/or country only, and Roche shall cease all research, development, commercialization or manufacture of such terminated Licensed Compound or Product in the terminated country or in the Territory, as applicable only, except with respect to Roche’s fulfilling its obligations under subsections (f) and (g) below.

(b)	Roche hereby grants to InterMune an irrevocable, exclusive, fully paid-up, royalty-free, perpetual license under the Roche Know-How and Roche Patent Rights and under Roche’s rights in the Joint Know-How and Joint Patent Rights to develop, make, have made, use, import, export, offer for sale and sell (i) the terminated Licensed Compound or Product in the Territory and/or (ii) the Licensed Compound and/or Product in the terminated country, as applicable.

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(c)	Except with respect to the terminated Licensed Compound or Product and/or the terminated country, as applicable, this Agreement shall otherwise remain in full force and effect.

(d)	For each terminated Licensed Compound or Product, Roche: (a) shall transfer to InterMune all rights to such Licensed Compound or Product and the related Development programs (including all rights to any IND or other filing related to the Marketing Authorization and the right to reference the relevant Drug Master File with respect to such terminated Licensed Compound or Product); and shall promptly provide to InterMune access to all the related material clinical and preclinical data at no cost to InterMune (other than the direct costs of assembling, reproducing and transmitting such data). In the case where Roche has terminated its rights to one or more Licensed Compounds and Products only for a certain country in the Territory, Roche: (a) shall transfer to InterMune all rights to all Licensed Compound and/or Product for purposes of such terminated country and the related Development programs in such terminated country (including all rights to any IND or other filing related to the Marketing Authorizations and the right to reference the relevant Drug Master File with respect to the License Compounds and/or Products for such terminated country); and shall promptly provide to InterMune access to all the related material clinical and preclinical data at no cost to InterMune (other than the direct costs of assembling, reproducing and transmitting such data).

(e)	Roche shall within a reasonable amount of time after termination return or cause to be returned to InterMune with respect to a terminated Licensed Compound, Product and/or country only, all related and reasonably available InterMune Know-How, InterMune Patent Rights, Joint Patent Rights and Joint Know-How in tangible form, as well as any other material provided by InterMune to Roche in any medium; provided that Roche may retain: (a) a single archival copy solely for the purpose of determining the extent of disclosure hereunder and assuring compliance with the surviving provisions of this Agreement; (b) any portion which is contained in laboratory notebooks (subject to the continued confidentiality obligations of this Agreement); and (c) any portion which Roche is required by applicable law to retain. Notwithstanding the foregoing, with respect to Joint Know-How and Joint Patent Rights, Roche shall have the right, as a joint owner thereof, to use and to keep a copy of the Joint Know-How and Joint Patent Rights for any purpose, subject to any continuing licenses to InterMune under this Agreement.

(f)	In the case where Roche has terminated its rights with respect to a Licensed Compound or Product for purposes of the entire Territory, to

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the extent Roche (or an Affiliate of Roche) is manufacturing (on its own or through any Third Party contract manufacturer) any such terminated Licensed Compound or Product, Roche (or its Affiliate) shall continue, for a period up to [***] ([***]) years, to manufacture (or have manufactured) such Licensed Compounds and Products and shall supply such Licensed Compounds and Products to InterMune in quantities sufficient to satisfy InterMune’s requirements under the manufacturing transfer and transition plan (described in subsection (g) below) and for InterMune to assume all Development and Commercialization activities which supply shall be at Roche’s Fully Burdened Manufacturing Cost plus [***] percent ([***]%). In the case where Roche has terminated its rights to a Licensed Compound or Product only with respect to a country within the Territory in accordance with Section 12.3, so long as Roche (or an Affiliate of Roche) is manufacturing (on its own or through any Third Party contract manufacturer) such Licensed Compound or Product for the remaining countries within the Territory, InterMune shall have the right to purchase from Roche such Licensed Compound or Product for Development and Commercialization within such terminated country at Roche’s Fully Burdened Manufacturing Cost plus [***] ([***]%). Any manufacturing and supply by Roche for InterMune will be conducted pursuant to a manufacturing and supply agreement which will be negotiated by the Parties in good faith and using Commercially Reasonable Efforts.

(g)	In the case where Roche has terminated this Agreement with respect to a Licensed Compound or Product for the entire Territory, for a period of time to be agreed upon by the Parties up to twenty-four (24) months, Roche shall assist InterMune as reasonably requested in (i) causing the assignment to InterMune of any and all applicable Third Party manufacturing and supply agreements for such terminated Licensed Compound or Product, to the extent possible, and/or (ii) transferring the manufacturing process for such terminated Licensed Compound or Product to InterMune or a Third Party contract manufacturer engaged by InterMune. Such assistance shall include assisting InterMune in developing and executing a reasonable transfer and transition plan and providing reasonable technical and regulatory assistance and documentation relating to the manufacture, testing and supply of such terminated Licensed Compound or Product as necessary for InterMune to assume rights under the applicable Third Party manufacturing and supply agreements assigned to InterMune or, as applicable, for InterMune to be qualified or to qualify a Third Party for the manufacturing of such terminated Licensed Compound or Product. Roche shall also reasonably assist InterMune with the working up and use of the technology and with the training of

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InterMune’s personnel to the extent which may reasonably be necessary in relation to the Development and Commercialization, including the manufacture of such terminated Licensed Compound or Product by InterMune. In this regard, Roche will receive InterMune’s scientific and manufacturing staff in its premises for certain reasonable periods, the term of which will be agreed by the parties. In the case of a manufacturing transfer to InterMune or a Third Party designated by InterMune, if despite using Commercially Reasonable Efforts InterMune is not able to complete the qualification of an alternative manufacturer within the agreed upon time period, then Roche shall continue to reasonably assist InterMune for a period of time up to an addition six (6) month period at the FTE rate specified in Exhibit A.

(h)	Roche shall provide InterMune with any technical data incorporated in the Roche Know-How, including but not limited to, access to the CMC section (in the case of any manufacturing transfer) to give effect to the provisions of this Sections 12.3.2.
12.3.3	Consequences of Termination of Agreement in its Entirety. With respect to termination by Roche of this Agreement in its entirety in accordance with Section 12.3 hereof, the following consequences shall apply:
(a)	InterMune’s license grants to Roche pursuant to Article 5 shall terminate as of the termination date with respect to all Licensed Compounds and Products, and Roche shall cease all research, development, commercialization or manufacture of such Licensed Compounds and Products, except with respect to Roche’s fulfilling its obligations under subsections (e) and (f) below.

(b)	Roche hereby grants to InterMune an irrevocable, exclusive, fully paid-up, royalty-free, perpetual license under the Roche Know-How and Roche Patent Rights and under Roche’s rights in the Joint Know-How and Joint Patent Rights to develop, make, have made, use, import, export, offer for sale and sell Licensed Compounds and Products in the Territory.

(c)	For each Licensed Compound and Product, Roche: (a) shall transfer to InterMune all rights to such Licensed Compound or Product and the related Development programs (including all rights to any IND or other filing related to the Marketing Authorization and the right to reference the relevant Drug Master File with respect to such Licensed Compound or Product); and shall promptly provide to InterMune access to all material clinical and preclinical data at no cost to InterMune (other than the direct costs of assembling, reproducing and transmitting such data).

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(d)	Roche shall within a reasonable amount of time after termination return or cause to be returned to InterMune with respect to all Licensed Compounds and Products, all reasonably available InterMune Know-How, InterMune Patent Rights, Joint Patent Rights and Joint Know-How in tangible form, as well as any other material provided by InterMune to Roche in any medium; provided that Roche may retain: (a) a single archival copy solely for the purpose of determining the extent of disclosure hereunder and assuring compliance with the surviving provisions of this Agreement; (b) any portion which is contained in laboratory notebooks (subject to the continued confidentiality obligations of this Agreement); and (c) any portion which Roche is required by applicable law to retain. Notwithstanding the foregoing, with respect to Joint Know-How and Joint Patent Rights, Roche shall have the right, as a joint owner thereof, to use and to keep a copy of the Joint Know-How and Joint Patent Rights for any purpose, subject to any continuing licenses to InterMune under this Agreement.

(e)	To the extent Roche (or an Affiliate of Roche) is manufacturing (on its own or through any Third Party contract manufacturer) any Licensed Compounds or Products, Roche (or its Affiliate) shall continue, for a period up to [***], to manufacture (or have manufactured) such Licensed Compounds and Products and shall supply such Licensed Compounds and Products to InterMune in quantities sufficient to satisfy InterMune’s requirements under the manufacturing transfer and transition plan (described in subsection (f) below) and for InterMune to assume all Development and Commercialization activities which supply shall be at Roche’s Fully Burdened Manufacturing Cost plus [***] percent ([***]%). Any manufacturing and supply by Roche for InterMune will be conducted pursuant to a manufacturing and supply agreement which will be negotiated by the Parties in good faith and using Commercially Reasonable Efforts.

(f)	Roche shall provide InterMune with any technical data incorporated in the Roche Know-How, including but not limited to, access to the CMC section, to give effect to the provisions of this Section 12.3.3. For a period of time to be agreed upon by the Parties up to [***], Roche shall assist InterMune as reasonably requested in (i) causing the assignment to InterMune of any and all applicable Third Party manufacturing and supply agreements for all Licensed Compounds and Products, to the extent possible, and/or (ii) transferring the manufacturing process for such Licensed Compounds and Products to InterMune or a Third Party contract manufacturer engaged by InterMune. Such assistance shall include assisting InterMune in developing and executing a reasonable transfer and transition plan and providing reasonable technical and regulatory assistance and

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documentation relating to the manufacture, testing and supply of such Licensed Compounds and Products as necessary for InterMune to assume rights under the applicable Third Party manufacturing and supply agreements assigned to InterMune or, as applicable, for InterMune to be qualified or to qualify a Third Party for the manufacturing of such Licensed Compounds and Products. Roche shall also reasonably assist InterMune with the working up and use of the technology and with the training of InterMune’s personnel to the extent which may reasonably be necessary in relation to the Development and Commercialization, including the manufacture of such Licensed Compounds and Products by InterMune. In this regard, Roche will receive InterMune’s scientific and manufacturing staff in its premises for certain reasonable periods, the term of which will be agreed by the parties. In the case of a manufacturing transfer to InterMune or a Third Party designated by InterMune, if despite using Commercially Reasonable Efforts InterMune is not able to complete the qualification of an alternative manufacturer within the agreed upon time period, then Roche shall continue to reasonably assist InterMune for a period of time up to an addition [***] at the FTE rate specified in Exhibit A.

(g)	Roche’s license grant to InterMune pursuant to Section 5.2.3 shall continue with respect to the Reverted Compounds and become fully paid-up, irrevocable and perpetual licenses.

(h)	Roche’s license grant to InterMune pursuant to Section 5.2.4 shall continue with respect to such Passed Compounds and become fully paid-up, irrevocable and perpetual licenses.
12.4	Termination for Cause or Upon Bankruptcy Event.
12.4.1	Termination for Cause. This Agreement may be terminated at any time during the term of this Agreement upon written notice by either Party if the other Party is in breach of its material obligations hereunder by causes and reasons within its control and has not cured such breach within ninety (90) days after notice requesting cure of the breach; provided, however, the notice shall describe the alleged breach with sufficient particularity to allow the other Party to remedy or otherwise respond; provided further, the ninety (90) day cure period shall be tolled until such time as the existence of a material breach is determined pursuant to Section 13.6.

12.4.2	Termination for Bankruptcy. This Agreement may be terminated at any time during the term of this Agreement by either Party upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, that in the case

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of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within ninety (90) days after the filing thereof.

12.4.3	Bankruptcy Effect Under Bankruptcy Code. If this Agreement is terminated by a Party pursuant to Section 12.4.2 due to the rejection of this Agreement by or on behalf of the other Party under Section 365 of the United States Bankruptcy Code (the “Code”), all licenses and rights to licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Code. The Parties agree that a licensee of such rights under this Agreement shall retain and may fully exercise all of its rights and elections under the Code, and that upon commencement of a bankruptcy proceeding by or against a Party under the Code, the other Party shall be entitled to a complete duplicate of or complete access to (as the first Party deems appropriate), any such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments thereof shall be promptly delivered to the other Party (i) upon any such commencement of a bankruptcy proceeding upon written request therefore by such other Party, unless the first Party elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of the first Party upon written request therefore by the other Party.

12.4.4	Consequences of Termination by InterMune. Upon InterMune’s termination of the Agreement pursuant to Sections 12.4.1 or 12.4.2, the following provisions shall apply:
(a)	InterMune’s license grants to Roche pursuant to Article 5 shall terminate as of the termination date with respect to all Licensed Compounds and Products, and Roche shall cease all research, development, commercialization or manufacture of such Licensed Compounds and Products, except with respect to Roche’s fulfilling its obligations under subsections (e) and (f) below.

(b)	Roche hereby grants to InterMune an irrevocable, exclusive, fully paid-up, royalty-free, perpetual license under the Roche Know-How and Roche Patent Rights and under Roche’s rights in the Joint Know-How and Joint Patent Rights to develop, make, have made, use, import, export, offer for sale and sell Licensed Compounds and Products in the Territory.

(c)	For each Licensed Compound and Product, Roche: (a) shall transfer to InterMune all rights to such Licensed Compound or Product and the related Development programs (including all rights to any IND or other filing related to the Marketing Authorization and the right to

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reference the relevant Drug Master File with respect to such Licensed Compound or Product); and shall promptly provide to InterMune access to all material clinical and preclinical data at no cost to InterMune (other than the direct costs of assembling, reproducing and transmitting such data).

(d)	Roche shall within a reasonable amount of time after termination return or cause to be returned to InterMune with respect to all Licensed Compounds and Products, all reasonably available InterMune Know-How, InterMune Patent Rights, Joint Patent Rights and Joint Know-How in tangible form, as well as any other material provided by InterMune to Roche in any medium; provided that Roche may retain: (a) a single archival copy solely for the purpose of determining the extent of disclosure hereunder and assuring compliance with the surviving provisions of this Agreement; (b) any portion which is contained in laboratory notebooks (subject to the continued confidentiality obligations of this Agreement); and (c) any portion which Roche is required by applicable law to retain. Notwithstanding the foregoing, with respect to Joint Know-How and Joint Patent Rights, Roche shall have the right, as a joint owner thereof, to use and to keep a copy of the Joint Know-How and Joint Patent Rights for any purpose, subject to any continuing licenses to InterMune under this Agreement.

(e)	To the extent Roche (or an Affiliate of Roche) is manufacturing (on its own or through any Third Party contract manufacturer) any Licensed Compounds or Products, Roche (or its Affiliate) shall continue, for a period up to [***] ([***]) years, to manufacture (or have manufactured) such Licensed Compounds and Products and shall supply such Licensed Compounds and Products to InterMune in quantities sufficient to satisfy InterMune’s requirements under the manufacturing transfer and transition plan (described in subsection (f) below) and for InterMune to assume all Development and Commercialization activities which supply shall be at Roche’s Fully Burdened Manufacturing Cost plus [***] percent ([***]%). Any manufacturing and supply by Roche for InterMune will be conducted pursuant to a manufacturing and supply agreement which will be negotiated by the Parties in good faith and using Commercially Reasonable Efforts.

(f)	Roche shall provide InterMune with any technical data incorporated in the Roche Know-How, including but not limited to, access to the CMC section, to give effect to the provisions of this Sections 12.4.4. For a period of time to be agreed upon by the Parties up to twenty-four (24) months, Roche shall assist InterMune as reasonably requested in (i) causing the assignment to InterMune of any and all applicable Third

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Party manufacturing and supply agreements for all Licensed Compounds and Products, to the extent possible, and/or (ii) transferring the manufacturing process for such Licensed Compounds and Products to InterMune or a Third Party contract manufacturer engaged by InterMune. Such assistance shall include assisting InterMune in developing and executing a reasonable transfer and transition plan and providing reasonable technical and regulatory assistance and documentation relating to the manufacture, testing and supply of such Licensed Compounds and Products as necessary for InterMune to assume rights under the applicable Third Party manufacturing and supply agreements assigned to InterMune or, as applicable, for InterMune to be qualified or to qualify a Third Party for the manufacturing of such Licensed Compounds and Products. Roche shall also reasonably assist InterMune with the working up and use of the technology and with the training of InterMune’s personnel to the extent which may reasonably be necessary in relation to the Development and Commercialization, including the manufacture of such Licensed Compounds and Products by InterMune. In this regard, Roche will receive InterMune’s scientific and manufacturing staff in its premises for certain reasonable periods, the term of which will be agreed by the parties. In the case of a manufacturing transfer to InterMune or a Third Party designated by InterMune, if despite using Commercially Reasonable Efforts InterMune is not able to complete the qualification of an alternative manufacturer within the agreed upon time period, then Roche shall continue to reasonably assist InterMune for a period of time up to an addition six (6) month period at the FTE rate specified in Exhibit A.

(g)	Roche’s license grant to InterMune pursuant to Section 5.2.3 shall continue with respect to the Reverted Compounds and become fully paid-up, irrevocable and perpetual licenses.

(h)	Roche’s license grant to InterMune pursuant to Section 5.2.4 shall continue with respect to such Passed Compounds and become fully paid-up, irrevocable and perpetual licenses.
12.4.5	Consequences of Termination by Roche. Upon Roche’s termination of the Agreement pursuant to Sections 12.4.1 or 12.4.2, the following provisions shall apply:
(a)	Roche’s license grants to InterMune pursuant to Article 5 shall terminate as of the termination date, subject to Section 12.4.5(b) and Section 12.4.5(c).

(b)	If, on the date that Roche provides InterMune with written notice of a material breach, InterMune has acquired rights and licenses to

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Reverted Compounds pursuant to the terms and conditions of this Agreement, Roche’s license grant to InterMune pursuant to Section 5.2.3, shall continue with respect to the Reverted Compounds and become fully paid-up, irrevocable and perpetual licenses.

(c)	If, on the date that Roche provides InterMune with written notice of a material breach, InterMune is developing Passed Compounds, Roche’s license grant to InterMune pursuant to Section 5.2.4 shall continue with respect to such Passed Compounds and become fully paid-up, irrevocable and perpetual licenses.

(d)	InterMune’s license grants to Roche pursuant to Article 5 shall become irrevocable, perpetual licenses (and the financial provisions of Sections 8.2 through 8.8 shall continue).

(e)	InterMune shall within a reasonable amount of time after such termination return or cause to be returned to Roche all reasonably available Roche Know-How, Roche Patent Rights, Joint Patent Rights and Joint Know-How in tangible form, as well as any other material provided by Roche to InterMune in any medium; provided that InterMune may retain: (a) a single archival copy solely for the purpose of determining the extent of disclosure hereunder and assuring compliance with the surviving provisions of this Agreement; (b) any portion which is contained in laboratory notebooks (subject to the continued confidentiality obligations of this Agreement); and (c) any portion which InterMune is required by applicable law to retain. Notwithstanding the foregoing, with respect to Joint Know-How and Joint Patent Rights, InterMune shall have the right, as a joint owner thereof, to use and to keep a copy of the Joint Know-How and Joint Patent Rights for any purpose, subject to any continuing licenses to Roche under this Agreement.

(f)	[***] shall have rights to prosecute continuing patent applications as set forth in Section [***].
12.5	Consequences of InterMune’s Termination Pursuant to Section 6.2.3 or Section 6.2.4.
12.5.1	InterMune’s license grants to Roche pursuant to Article 5 shall terminate as of the termination date with respect to all Licensed Compounds and Products, and Roche shall cease all research, development, commercialization or manufacture of such Licensed Compounds and Products, except with respect to Roche’s fulfilling its obligations under Sections 12.5.5 and 12.5.6 below.

12.5.2	Roche hereby grants to InterMune an irrevocable, exclusive, fully paid-up, royalty-free, perpetual license under the Roche Know-How and Roche Patent

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Rights and under Roche’s rights in the Joint Know-How and Joint Patent Rights to develop, make, have made, use, import, export, offer for sale and sell Licensed Compounds and Products in the Territory.

12.5.3	For each Licensed Compound and Product, Roche: (a) shall transfer to InterMune all rights to such Licensed Compound or Product and the related Development programs (including all rights to any IND or other filing related to the Marketing Authorization and the right to reference the relevant Drug Master File with respect to such Licensed Compound or Product); and shall promptly provide to InterMune access to all material clinical and preclinical data at no cost to InterMune (other than the direct costs of assembling, reproducing and transmitting such data).

12.5.4	Roche shall within a reasonable amount of time after termination return or cause to be returned to InterMune with respect to all Licensed Compounds and Products, all reasonably available InterMune Know-How, InterMune Patent Rights, Joint Patent Rights and Joint Know-How in tangible form, as well as any other material provided by InterMune to Roche in any medium; provided that Roche may retain: (a) a single archival copy solely for the purpose of determining the extent of disclosure hereunder and assuring compliance with the surviving provisions of this Agreement; (b) any portion which is contained in laboratory notebooks (subject to the continued confidentiality obligations of this Agreement); and (c) any portion which Roche is required by applicable law to retain. Notwithstanding the foregoing, with respect to Joint Know-How and Joint Patent Rights, Roche shall have the right, as a joint owner thereof, to use and to keep a copy of the Joint Know-How and Joint Patent Rights for any purpose, subject to any continuing licenses to InterMune under this Agreement.

12.5.5	To the extent Roche (or an Affiliate of Roche) is manufacturing (on its own or through any Third Party contract manufacturer) any Licensed Compounds or Products, Roche (or its Affiliate) shall continue, for a period up to [***] ([***]) years, to manufacture (or have manufactured) such Licensed Compounds and Products and shall supply such Licensed Compounds and Products to InterMune in quantities sufficient to satisfy InterMune’s requirements under the manufacturing transfer and transition plan (described in Section 12.5.6 below) and for InterMune to assume all Development and Commercialization activities which supply shall be at Roche’s Fully Burdened Manufacturing Cost plus [***]percent[***]. Any manufacturing and supply by Roche for InterMune will be conducted pursuant to a manufacturing and supply agreement which will be negotiated by the Parties in good faith and using Commercially Reasonable Efforts.
12.5.6	Roche shall provide InterMune with any technical data incorporated in the Roche Know-How, including but not limited to, access to the CMC section, to give effect to the provisions of this Sections 12.5. For a period of time to be

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agreed upon by the Parties up to twenty-four (24) months, Roche shall assist InterMune as reasonably requested in (i) causing the assignment to InterMune of any and all applicable Third Party manufacturing and supply agreements for all Licensed Compounds and Products, to the extent possible, and/or (ii) transferring the manufacturing process for such Licensed Compounds and Products to InterMune or a Third Party contract manufacturer engaged by InterMune. Such assistance shall include assisting InterMune in developing and executing a reasonable transfer and transition plan and providing reasonable technical and regulatory assistance and documentation relating to the manufacture, testing and supply of such Licensed Compounds and Products as necessary for InterMune to assume rights under the applicable Third Party manufacturing and supply agreements assigned to InterMune or, as applicable, for InterMune to be qualified or to qualify a Third Party for the manufacturing of such Licensed Compounds and Products. Roche shall also reasonably assist InterMune with the working up and use of the technology and with the training of InterMune’s personnel to the extent which may reasonably be necessary in relation to the Development and Commercialization, including the manufacture of such Licensed Compounds and Products by InterMune. In this regard, Roche will receive InterMune’s scientific and manufacturing staff in its premises for certain reasonable periods, the term of which will be agreed by the parties. In the case of a manufacturing transfer to InterMune or a Third Party designated by InterMune, if despite using Commercially Reasonable Efforts InterMune is not able to complete the qualification of an alternative manufacturer within the agreed upon time period, then Roche shall continue to reasonably assist InterMune for a period of time up to an addition [*** month period at the FTE rate specified in Exhibit A.

12.5.7	Roche’s license grant to InterMune pursuant to Section 5.2.3 shall continue with respect to the Reverted Compounds and become fully paid-up, irrevocable and perpetual licenses.

12.5.8	Roche’s license grant to InterMune pursuant to Section 5.2.4 shall continue with respect to such Passed Compounds and become fully paid-up, irrevocable and perpetual licenses.
12.6	Effect of Expiration or Termination; Survival. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Roche will pay its share of costs and expenses (but not Event Payments) planned prior to the termination notice but incurred or accrued before or during the notice period and not reasonably cancelable thereafter. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination, including the obligation to pay royalties for Product(s) or Licensed Compound sold prior to such expiration or termination. The provisions of Article 7 shall survive the expiration or termination of this Agreement and shall continue in effect for ten (10) years. In addition,

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the provisions of Article 1, Sections 2.1.2 and 2.1.3, Article 9, Article 10, Article 11, Article 12 and Article 13 shall survive any expiration or termination of this Agreement.
ARTICLE 13 — MISCELLANEOUS
13.1	Force Majeure. Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement to the extent such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, including embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God, or acts, omissions or delays in acting by any governmental authority or the other Party. The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such force majeure circumstances.
13.2 Assignment/Change of Control.
13.2.1	Assignment. Subject to Section 13.2.2, each Party without the consent of the other Party, may assign this Agreement and any or all of its rights and obligations hereunder (i) to an Affiliate, or (ii) to an entity that merges with or acquires a controlling interest in such Party in connection with a Change of Control. Any permitted assignee shall assume all assigned obligations of its assignor under this Agreement. The assigning Party shall promptly notify the other Party of any such Change of Control and any such assignment and shall use all reasonable efforts to provide such notification at least twenty (20) days before the completion of the Change of Control and before the assignment. Except as specifically provided in this Section 13.2.1, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party. Any attempted assignment not in accordance with this Section 13.2.1 shall be void.

13.2.2	InterMune Change of Control. In the event InterMune undergoes a Competing Pharma Change of Control during the term of this Agreement, InterMune (or the surviving entity of the Change of Control transaction, as applicable) shall have a period of [***] ([***]) days following the closing of such Competing Pharma Change of Control transaction, at its discretion, to [***] or [***] its [***] to the research or development program in the [***] or its commercial rights to a [***] with [***] in the [***], as applicable. In the event InterMune (or the surviving entity of the Change of Control transaction, as applicable) chooses not to [***] or [***] such [***], upon the expiration of the aforementioned [***]([***]) day period, Roche shall have the right, at any time, and at its sole discretion, to elect in writing some or all of the following, provided such election is made within [***] ([***]) days after the expiration of the [***]([***]) day [***] period:

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(a)	Article 3 (providing for the participation of [***] in decision-making through the Committees) shall be of no further force and effect.

(b)	upon sixty (60) days prior written notice, [***] may terminate [***] if [***] has previously elected such arrangement pursuant to [***]; or, if [***] has not previously exercised such [***], then the [***] shall thereafter be of no further force and effect.

(c)	upon sixty (60) days prior written notice, [***] may terminate any [***] efforts by [***] FTEs; provided, however, for purposes of clarity, [***] shall not be deemed to have exercised an [***] with respect to any Product or Licensed Compound and [***] shall continue to receive the same [***], milestones and royalties as if [***] is continuing with such [***].

(d)	Roche shall have the right to require InterMune, including the Change of Control party, to adopt reasonable procedures to be agreed upon in writing with Roche to control the dissemination of all Confidential Information of Roche and other confidential or proprietary information with respect to the development and commercialization of Licensed Compounds and Products (collectively “Sensitive Information") after such Change of Control. The purposes of such procedures shall be to strictly limit such disclosures to only those personnel having a need-to-know Sensitive Information in order for InterMune to perform its obligations under this Agreement and to prohibit the use of Sensitive Information in the Field for competitive reasons against Roche and its Affiliates, including the use of Sensitive Information for the development or commercialization of competing products in the Field.

(e)	[***] will have the right to prosecute continuing applications as set forth in Section [***].

(f)	In the event that the Change of Control party is engaged in the discovery research and/or pre-clinical development of a More Advanced Competing Product, then the [***] shall be deemed terminated. In the event that the Change of Control party is engaged in the clinical development or commercialization of a More Advanced Competing Product, then the [***] shall be deemed terminated.
For purposes of this Section 13.2.2, a “Competing Pharma Change of Control” shall mean a Change of Control of InterMune where the acquiror or other transaction party to the Change of Control transaction has a research or development program in the [***] or a [***] with [***] in the [***].
13.3	Severability. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of

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the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

13.4	Notices. All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery or overnight courier) or sent by nationally-recognized overnight courier, addressed as follows:

if to InterMune, to:	InterMune, Inc.
3280 Bayshore Blvd.
Brisbane, CA 94005
Attention: [***]

and:	Attention: [***]

and:	Latham & Watkins LLP
12636 High Bluff Drive, Suite 400
San Diego, CA 92130
Attention: [***]

if to Roche, to:	Hoffmann-La Roche Inc.
340 Kingsland Street
Nutley, NJ 07110
Attention: [***]

And	F.Hoffmann-La Roche Ltd.
Grenzacherstrasse 124
CH-4070
Basel, Switzerland
Attention: [***]
or to such other address(es) as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice shall be deemed to have been given: (a) when delivered if personally delivered or sent by facsimile on a business day (or if delivered or sent on a non-business day, then on the

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next business day); or (b) on the business day after dispatch if sent by nationally-recognized overnight courier.

13.5	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the patent laws of the United States without reference to any rules of conflict of laws.

13.6	Dispute Resolution.
13.6.1	With respect to any dispute, controversy or claim arising from or related to this Agreement or the breach thereof (“Dispute"), such Dispute shall first be referred to an Executive from each Party for attempted resolution by good faith negotiations. Any such Dispute shall be submitted to such senior executives no later than thirty (30) days following such request by either Party. Such Executives shall attempt in good faith to resolve any such Dispute within thirty (30) days after submission of the Dispute. In the event the Executives are unable to resolve the Dispute, the Parties shall otherwise negotiate in good faith and use reasonable efforts to settle. If the Parties do not fully settle, and a Party wishes to pursue the matter, each such Dispute that is not an Excluded Claim shall be finally resolved by binding arbitration in accordance with the Commercial Arbitration Rules and Supplementary Procedures for Large Complex Disputes of the American Arbitration Association (“AAA”), and judgment on the arbitration award may be entered in any court having jurisdiction thereof.

13.6.2	The arbitration shall be conducted by a panel of three persons experienced in the pharmaceutical business: within thirty (30) days after initiation of arbitration, each Party shall select one person to act as arbitrator and the two Party-selected arbitrators shall select a third arbitrator within thirty (30) days of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be appointed by the AAA. The place of arbitration shall be San Francisco, California if Dispute is submitted by Roche and New Jersey if Dispute is submitted by InterMune, and all proceedings and communications shall be in English.

13.6.3	Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending the arbitration award. The arbitrators shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damages. Each Party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrators’ fees and any administrative fees of arbitration.

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13.6.4	Except to the extent necessary to confirm an award or as may be required by law, neither a Party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable Delaware statute of limitations.

13.6.5	As used in this Section, the term “Excluded Claim” shall mean a Dispute that concerns (a) the validity or infringement of a patent, trademark or copyright; or (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.
13.7	Entire Agreement; Amendments. This Agreement, together with the Schedules and Exhibits hereto, contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes and cancels all previous express or implied agreements and understandings, negotiations, writings and commitments, either oral or written, in respect to the subject matter hereof. The Schedules and Exhibits to this Agreement are incorporated herein by reference and shall be deemed a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both Parties hereto.
13.8	Headings. The captions to the several Articles, Sections and subsections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Articles and Sections hereof.
13.9	Independent Contractors. It is expressly agreed that the Parties (including all entities and persons working on its behalf, including subcontractors), shall be independent contractors and that the relationship between InterMune and Roche shall not constitute a partnership, joint venture or agency. Neither Party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of such Party.
13.10	Waiver. The waiver by either Party hereto of any right hereunder, or of any failure of the other Party to perform, or of any breach by the other Party, shall not be deemed a waiver of any other right hereunder or of any other breach by or failure of such other Party whether of a similar nature or otherwise.
13.11	Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.
13.12	Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

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13.13	Business Day Requirements. In the event that any notice or other action or omission is required to be taken by a Party under this Agreement on a day that is not a business day then such notice or other action or omission shall be deemed required to be taken on the next occurring business day.
13.14	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Execution Date.

HOFFMANN-LA ROCHE INC.		INTERMUNE, INC.

BY:	/s/ FREDERICK C. KENTZ, III	BY:	/s/ DANIEL G. WELCH

NAME:	Frederick C. Kentz, III	NAME:	Daniel G. Welch

TITLE:	Vice President	TITLE:	President and Chief Executive Officer

F.HOFFMANN-LA ROCHE LTD

BY:	/s/ DR. PETER HUG

NAME:	Peter Hug

TITLE:	Executive Vice President, Pharma Partnering

BY:	/s/ STEFAN ARNOLD

NAME:	Stefan Arnold

TITLE:	Str. Director

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SCHEDULES

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SCHEDULE 1.80

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SCHEDULE 1.92
LEAD COMPOUND REQUIREMENTS

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SCHEDULE 2.1
SCHEDULE 4.9

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EXHIBIT A
FINANCIAL APPENDIX

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EXHIBIT B
Third Party License Agreements

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EXHIBIT C
[See Attached Initial Press Releases]

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